UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

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Filed by a Party other than the Registrant [  ]

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-2

BEYOND AIR, INC.

(Name of Registrant as Specified In Its Charter)

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825 East Gate Blvd., Suite 320

Garden City, NY 11530

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 4:30 p.m. Eastern Time on Thursday, March 4, 2021

Dear Stockholders of Beyond Air, Inc.:

We cordially invite you to attend the 2021 annual meeting of stockholders, which we refer to as the Annual Meeting, of Beyond Air, Inc., a Delaware corporation, which will be held on Thursday, March 4, 2021 at 4:30 p.m. Eastern Time, in person at The Hampton Inn, One North Avenue, Garden City, New York, 11530, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect seven directors, each to hold office until the 2022 Annual Meeting of Stockholders and until his or her successor is elected and qualified;
2.	To ratify the appointment of Friedman LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2021;
3.	To approve the Third Amended and Restated 2013 Equity Incentive Plan to increase the number of shares reserved for issuance by 1,500,000;
4.	To approve the Beyond Air, Inc. 2021 Employee Stock Purchase Plan;
5.	To amend our Amended and Restated Certificate of Incorporation, as amended, to add a federal forum selection provision; and
6.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on January 11, 2021 as the record date for the Annual Meeting. Only stockholders of record on January 11, 2021 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

On or about January 22, 2021, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at the following Internet address: www.proxyvote.com. All you have to do is enter the control number located on your Notice or proxy card.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail.

We appreciate your continued support of Beyond Air.

By order of the Board of Directors,

/s/ Steven Lisi
Chief Executive Officer and Chairman
Garden City, New York
January 22, 2021

We are closely monitoring developments related to COVID-19. It could become necessary or desirable for us to change the date, time, location and/or means of holding the Annual Meeting (including by means of remote communication). If such a change is made, we will announce the change in advance, and details on how to participate will be issued by press release, posted on our website and filed as additional proxy materials.

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BEYOND AIR, INC.
PROXY STATEMENT
FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 4:30 p.m. Eastern Time on Thursday, March 4, 2021

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2021 annual meeting of stockholders of Beyond Air, Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof, which we refer to as the Annual Meeting. The Annual Meeting will be held on Thursday, March 4, 2021 at 4:30 p.m. Eastern Time, at The Hampton Inn, One North Avenue, Garden City, New York, 11530. The Notice of Internet Availability of Proxy Materials, which we refer to as the “Notice,” containing instructions on how to access this proxy statement and our annual report is first being mailed on or about January 22, 2021 to all stockholders entitled to vote at the Annual Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MARCH 4, 2021. Our proxy statement and Annual Report on Form 10-K for the year ended March 31, 2020 are available at proxyvote.com.

What matters am I voting on?

You will be voting on:

●	the election of seven directors, each to hold office until the 2022 Annual Meeting of Stockholders and until his or her successor is elected and qualified;
●	a proposal to ratify the appointment of Friedman LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2021;
●	a proposal to approve the Third Amended and Restated 2013 Equity Incentive Plan to increase the number of shares reserved for issuance by 1,500,000;
●	a proposal to approve the Beyond Air, Inc. 2021 Employee Stock Purchase Plan;
●	a proposal to amend our Amended and Restated Certificate of Incorporation, as amended, (the “Certificate of Incorporation”), to include a federal forum selection provision; and
●	any other business as may properly come before the Annual Meeting.

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How does the Board of Directors recommend I vote on these proposals?

Our Board of Directors recommends a vote:

●	“FOR” the election of each director nominee;
●	“FOR” the ratification of the appointment of Friedman LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2021;
●	“FOR” the approval of the Third Amended and Restated 2013 Plan to increase the number of shares reserved for issuance by 1,500,000;
●	“FOR” the approval of the Beyond Air, Inc. 2021 Employee Stock Purchase Plan; and
●	“FOR” the amendment to our Certificate of Incorporation to include a federal forum selection provision.

Who is entitled to vote?

Holders of our common stock as of the close of business on January 11, 2021, the record date for the Annual Meeting, may vote at the Annual Meeting. As of the record date, there were 19,456,505 shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by such stockholder on the record date. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote in person at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

What is a “broker non-vote”?

If you are a beneficial owner of shares held by a broker, bank, trust or other nominee and you do not provide your broker, bank trust or other nominee with voting instructions, your shares may constitute “broker non-votes”. Broker non-votes occur on a matter when the broker, bank, trust or other nominee is not permitted under applicable stock exchange rules to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters.

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How many votes are needed for approval of each proposal?

●	Proposal No. 1: The election of directors requires a plurality vote of the shares of our common stock present in person, by remote communication, if applicable, or by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “for” or “withhold” on each of the nominees for election as a director.

●	Proposal No. 2: The ratification of the appointment of Friedman LLP requires the affirmative vote of a majority of the shares of our common stock present in person, by remote communication, if applicable, or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Because this proposal is considered a “routine” matter under applicable stock exchange rules, we do not expect to receive any broker non-votes on this proposal.

●	Proposal No. 3: The approval of the Third Amended and Restated 2013 Plan requires the affirmative vote of a majority of the shares of our common stock present in person, by remote communication, if applicable, or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

●	Proposal No. 4: The approval of the Beyond Air, Inc. 2021 Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares of our common stock present in person, by remote communication, if applicable, or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

●	Proposal No. 5: The approval of the amendment to our Certificate of Incorporation requires the affirmative vote of the holders of 66-2/3% of the voting power of all outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class. Abstentions and broker non-votes are not considered affirmative votes and will have the same effect as a vote “against” this proposal.

What is the quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our amended and restated bylaws (“Bylaws”) and Delaware law. The presence, in person, by remote communication, if applicable, or by proxy, of a majority of all outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

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How do I vote?

If you are a stockholder of record, there are four ways to vote:

VOTE BY INTERNET www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on March 3, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on March 3, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON

The Annual Meeting will be held on Thursday, March 4, 2021 at 4:30 p.m. Eastern Time, at The Hampton Inn, One North Avenue, Garden City, New York 11530.

Depending on concerns about the coronavirus (COVID-19) pandemic, Beyond Air, Inc. may hold a virtual Annual Meeting. The determination to hold a virtual Annual Meeting will be announced in a press release available at www.beyondair.net as soon as practicable before the meeting. In that event, the Annual Meeting would be conducted solely virtually, on the above date and time, via live webcast.

Even if you plan to attend the Annual Meeting in person, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

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Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

●	entering a new vote by Internet or by telephone;
●	completing and mailing a later-dated proxy card;
●	notifying the Secretary of Beyond Air, Inc., in writing, at 825 East Gate Blvd., Suite 320, Garden City, NY 11530; or
●	completing a written ballot at the Annual Meeting.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

What do I need to do to attend the Annual Meeting in person?

Space for the Annual Meeting is limited. Therefore, admission will be on a first-come, first-served basis. Registration will open at 4:00 p.m. Eastern Time and the Annual Meeting will begin at 4:30 p.m. Eastern Time. Each stockholder should be prepared to present:

●	valid government photo identification, such as a driver’s license or passport; and
●	if you are a street name stockholder, proof of beneficial ownership as of January 11, 2021, the record date, such as your most recent account statement reflecting your stock ownership as of January 11, 2021, along with a copy of the voting instruction card provided by your broker, bank, trustee or other nominee or similar evidence of ownership.

Use of cameras, recording devices, computers and other electronic devices, such as smart phones and tablets, will not be permitted at the Annual Meeting. Please allow ample time for check-in. Parking is limited.

We are closely monitoring developments related to COVID-19. It could become necessary or desirable for us to change the date, time, location and/or means of holding the Annual Meeting (including by means of remote communication). If such a change is made, we will announce the change in advance, and details on how to participate will be issued by press release, posted on our website and filed as additional proxy materials.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. Steven Lisi and Adam Newman have been designated as proxy holders by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

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Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about January 22, 2021 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

How are proxies solicited for the Annual Meeting?

Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on “routine” matters: the proposal to ratify the appointment of Friedman LLP as our independent registered public accounting firm. Your broker will not have discretion to vote on the election of directors, the approval of the Third Amended and Restated 2013 Plan, the approval of the Beyond Air, Inc. 2021 Employee Stock Purchase Plan, or the approval of the amendment to our Certificate of Incorporation to add a federal forum selection provision, each of which is a “non-routine” matter, absent direction from you.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

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I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

Beyond Air, Inc.

Attention: Investor Relations

825 East Gate Blvd., Suite 320

Garden City, NY 11530

Tel: (516) 665-8200

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2022 Annual Meeting of Stockholders, the written proposal must be received at our principal executive offices on or before September 24, 2021. Proposals received after that date will not be included in the proxy materials we send out in connection with our 2022 Annual Meeting of Stockholders. The proposal should be addressed to Secretary, Beyond Air, Inc., 825 East Gate Blvd., Suite 320, Garden City, NY 11530. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

In accordance with Article III, Section 5(b)(iii) of our Bylaws, a stockholder who wishes to present a proposal for consideration at the 2022 Annual Meeting of Stockholders must deliver a notice of the matter the stockholder wishes to present to our principal executive offices at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of the Annual Meeting. Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than November 4, 2021 and no later than December 4, 2021 (except that in the event that the date of the 2022 Annual Meeting of Stockholders is advanced by more than 30 days, or delayed by more than 30 days, from the first anniversary of the meeting of stockholders, a stockholder’s notice must be so received no earlier than the 120th day prior to the 2022 Annual Meeting of Stockholders and not later than the close of business on the later of (A) the 90th day prior to the 2022 Annual Meeting of Stockholders or (B) the tenth day following the day on which public disclosure of the date of the 2022 Annual Meeting of Stockholders was made).

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The notice should include a brief description of the business desired to be brought before the 2022 Annual Meeting of Stockholders, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and any other information concerning such matter that must be disclosed in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as if the matter had been proposed, or intended to be proposed, by our Board of Directors. As to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the notice should include the information required by Article III, Section 5(b)(iv) of our Bylaws.

Nomination of Director Candidates

You may propose director candidates for consideration by our nominating committee and Board of Directors. Any such recommendations should include the nominee’s name, address, date of birth, principal occupation or employment (present and for the past five year) and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section of this proxy statement titled “Director Candidates”.

In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, a stockholder must provide the information required by our Bylaws. In addition, a stockholder must give timely notice to our Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our Bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our business affairs are managed under the direction of our Board of Directors, which is currently composed of seven members. Five of our directors are independent within the meaning of the listing standards of The Nasdaq Stock Market (“Nasdaq”). Pursuant to our Bylaws, our directors are elected at each annual meeting of stockholders, and serve until their successors are elected and qualified at the next annual meeting of stockholders, or until their prior death, resignation, retirement, disqualification or removal.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES.

All of our directors bring to our Board of Directors executive leadership experience from their service as executives and/or directors of our company and/or other entities. The biography of each of the nominees below contains information regarding the person’s business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes and skills that caused the nominating committee and our Board of Directors to determine that the person should serve as a director, given our business and structure.

Name	Age	Position
Steven A. Lisi	50	Chief Executive Officer and Chairman of the Board of Directors
Amir Avniel	47	President, Chief Operating Officer and Director
Ron Bentsur	55	Director
Robert F. Carey	62	Director
Dr. William Forbes	59	Director
Yoori Lee	48	Director
Erick J. Lucera	53	Director

Steven A. Lisi, Chief Executive Officer and Chairman of the Board

Steven Lisi has served on our Board of Directors since January 13, 2017, and has served on the board of directors of AIT Ltd., our wholly-owned subsidiary, since June 2016. Mr. Lisi has served as our Chief Executive Officer since June 14, 2017. Mr. Lisi was previously Senior Vice President of Business and Corporate Development at Avadel Technologies (AVDL), where he was instrumental in restructuring the company and transforming it from $100,000,000 in enterprise value to $1 billion in three years. Mr. Lisi raised $121 million in equity, led the sale of Flamel’s contract manufacturing facility, rationalized the product pipeline, refocused the business development effort, transformed the investor base and established Flamel’s presence in Ireland. Prior to his position with Flamel, Mr. Lisi spent 18 years investing in healthcare companies on a global basis at Mehta and Isaly (now OrbiMed), SAC Capital (portfolio manager), Millennium Partners (portfolio manager), Panacea Asset Management (co-owner) and Deerfield Management (Partner). Mr. Lisi serves on the board of directors of Mico Innovations, a next generation coronary and neurovascular stent company. Mr. Lisi received his Master’s in International Business from Pepperdine University.

Our Board of Directors believes that Mr. Lisi’s experience and perspective as our Chief Executive Officer, as well as his depth of operating and senior management experience and specific skills in the areas of general operations and financial operations, provide him with the qualifications and skills to serve as a director.

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Amir Avniel, President, Chief Operating Officer and Director

Amir Avniel has served on AIT Ltd.’s board of directors since 2011 and became AIT Ltd.’s Chief Executive Officer in August 2014. He has served on our Board of Directors since January 2017 and has served as our President and Chief Operating Offering since June 2017. Mr. Avniel also served as our Chief Executive Officer from January 13, 2017 to June 14, 2017. He has more than ten years of management experience in the biotechnology industry. From 2013 through 2014, Mr. Avniel served as Strategy and Business Development of A.B. Seeds, a wholly owned subsidiary of Monsanto Company. Mr. Avniel served as the Chief Executive Officer of Rosetta Green Ltd. from 2010 through 2013 and led Rosetta Green in its acquisition by Monsanto. He also served as the President and the Chief Executive Officer of Rosetta Genomics from 2006 to 2009, and Mr. Avniel is a named inventor in over 20 patent applications. He studied computer science at the Academic College of Tel Aviv - Jaffa Israel and earned a Bachelor’s degree in Social Sciences and Humanities - from Open University in Israel. Prior to his academic studies, he served as an officer in the Israel Defense Force, where he was awarded four commendations for excellence.

Our Board of Directors believes that Mr. Avniel’s experience and perspective as our President and Chief Operating Officer, as well as his depth of operating and senior management experience in the biotechnology industry, provide him with the qualifications and skills to serve as a director.

Ron Bentsur, Director

Ron Bentsur joined AIT Ltd. in August 2015 and has served our board of directors since January 2017. Mr. Bentsur has served as Chief Executive Officer and Director of UroGen Pharma, Ltd. since August 2015. From 2009 through April 2015, Mr. Bentsur served as Chief Executive Officer and Director of Keryx Biopharmaceuticals, Inc. Mr. Bentsur’s tenure as CEO of Keryx Biopharmaceuticals culminated in the September 2014 FDA approval of Auryxia TM (ferric citrate) and its December 2014 U.S. launch. Prior to joining Keryx Biopharmaceuticals, Inc., from 2006 to 2009, Mr. Bentsur served as Chief Executive Officer of XTL Biopharmaceuticals, Ltd. Prior to that, Mr. Bentsur served as Vice President Finance and Chief Financial Officer of Keryx Biopharmaceuticals, Inc., as Director of Technology Investment Banking at Leumi Underwriters, where he was responsible for all technology and biotechnology private placement and advisory transactions, and as a New York City-based investment banker, primarily at ING Barings Furman Selz. Mr. Bentsur holds a B.A. in Economics and Business Administration with distinction from the Hebrew University of Jerusalem and an M.B.A., magna cum laude, from New York University’s Stern Graduate School of Business. Mr. Bentsur also serves as Director of Stemline Therapeutics, Inc. (Nasdaq: SGMO).

Our Board of Directors believes that Mr. Bentsur’s experience and perspective advising our company and other life sciences companies, as well as his depth of operating and senior management experience in the biopharma industry, provide him with the qualifications and skills to serve as a director.

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Robert F. Carey, Director

Mr. Carey joined our Board of Directors in February 2019. He has an extensive track record of accomplishment within the healthcare investment banking industry. He has assisted biotech and specialty pharma companies raise more than $10 billion in initial public offerings, follow-on offerings, debt offerings, and private placements. He has served as a financial advisor on mergers, acquisitions, and strategic alliance transactions with a total deal value of more than $10 billion. In 2020, Mr. Carey co-founded and has served as president and chief operating officer of ACELYRIN, Inc., a biopharmaceutical company that will invest in, develop and commercialize life-changing drug therapies. Mr. Carey previously served as executive vice president and chief business officer at Horizon Therapeutics plc from March 2014 to September 2019, during which Horizon Therapeutics deployed in excess of $3.5 billion to acquire or license eight commercial products and three products in development and grew net sales from $74 million in 2013 to approximately $1.2 billion in 2018, a compound annual growth rate of 75%. Before Horizon, he spent more than 11 years as managing director and head of the life sciences investment banking group at JMP Securities. Mr. Carey was also a managing director in the healthcare groups at Dresdner Kleinwort Wasserstein and Vector Securities for a total of 14 years. He received his B.B.A. in Accounting from the University of Notre Dame. Mr. Carey currently serves on the board of Sangamo Therapeutics, Inc., FS. Development Corp. and Hawthorne Race Course, Inc.

Our Board of Directors believes that Mr. Carey’s experience and perspective advising the Company and other life sciences companies in connections with financings and strategic transactions, as well as his depth of operating and senior management experience in our industry, provide him with the qualifications and skills to serve as a director.

Dr. William Forbes, Director

Dr. William Forbes joined our Board of Directors in August 2018. He brings to our Board of Directors more than 30 years of pharmaceutical product development experience and, working with health authorities in the US and Europe, has contributed to numerous marketing approvals spanning a diverse range of therapeutic areas. Dr. Forbes currently serves as the founder, President and Chief Executive Officer of Vivelix Pharmaceuticals, Ltd., a clinical-stage pharmaceutical company focused on gastrointestinal diseases since 2016. Prior to founding Vivelix, Dr. Forbes was at Salix Pharmaceuticals as the Chief Development Officer and also Head of Medical and R&D. Prior to Salix, Dr. Forbes spent 15 years in Clinical Development & Regulatory Affairs and Clinical Research at a number of global pharmaceutical companies.

Our Board of Directors believes that Dr. Forbes’ experience and perspective advising our company, as well as his depth of operating and senior management experience in our industry, provide him with the qualifications and skills to serve as a director.

Yoori Lee, Director

Ms. Yoori Lee joined our Board of Directors in January 2018. She has served as Co-founder and President of Trio Health Advisory Group, Inc. since 2013. Trio Health’s mission is to improve the quality of care in patient outcomes through coordinating the efforts of all patient care stakeholders. Prior to Trio Health, Ms. Lee spent over 15 years at Leerink Partners LLC, a leading healthcare investment bank, where she was Managing Director, and Director of MEDACorp Services. Additionally, she helped found the MEDACorp network, a cadre of experts including more than 35,000 healthcare professionals in diverse areas of practice such as clinical medicine, biomedical research, regulatory affairs, public policy, healthcare administration and healthcare information technology.

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Our Board of Directors believes that Ms. Lee’s experience and perspective advising our company as well as her experience with Leerink Partners LLC and MEDACorp. provide her with the qualifications and skills to serve as a director.

Erick J. Lucera, Director

Erick J. Lucera joined our Board of Directors in August 2017 and serves on our audit committee. He was appointed Chief Financial Officer for AVEO Oncology (Nasdaq: AVEO), a Nasdaq traded biopharmaceutical company focused on targeted medicines for oncology and other unmet medical needs in 2020. Mr. Lucera was the Chief Financial Officer of Valeritas Holdings, Inc., a U.S. Nasdaq traded commercial stage company developing new technology for diabetes, from 2016 to 2019. Mr. Lucera served as Chief Financial Officer, Treasurer and Secretary of Viventia Bio from 2015 to 2016. From 2012 to 2015, he was Vice President, Corporate Development at Aratana Therapeutics, a veterinary biopharmaceutical company. While at Aratana, he helped grow the company’s product pipeline through a series of acquisitions and in licensing transactions financed through five public and private offerings of nearly $250 million. Before his career as a healthcare company executive, Mr. Lucera spent over 15 years in investment management as a healthcare analyst at Eaton Vance, the portfolio manager of the Triathlon Life Sciences Fund at Intrepid Capital and as head of the healthcare research team at Independence Investments. He holds a Certificate in Public Health from Harvard University, an MS in quantitative finance from Boston College, an MBA from Indiana University Bloomington, and a BS in accounting from the University of Delaware. Mr. Lucera has obtained CFA, CMA, and CPA designations.

Our Board of Directors believes that Mr. Lucera’s experience and perspective advising the Company and other life sciences companies on strategic transactions and financings, as well as his depth of operating and senior management experience in our industry, provide him with the qualifications and skills to serve as a director.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors.

Name	Age	Position
Douglas Beck, CPA	59	Chief Financial Officer

Douglas Beck has been our Chief Financial Officer since November 1, 2018. He was the Chief Financial officer of JLM Couture Inc, from February 16 until October 31, 2018, the Chief Financial Officer of Relmada Therapeutics, Inc. from December 2013 and was the Chief Financial Officer for iBio, Inc. from January 2011 to March 2013. In addition, Mr. Beck serves on the New York State Society of CPAs Chief Financial Officer and SEC committee. Mr. Beck is a graduate of Fairleigh Dickinson University and is a licensed certified public accountant in New York.

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Family Relationships

There are no family relationships among any of our current or former directors or executive officers.

Involvement in Certain Legal Proceedings

Erick J. Lucera was the Chief Financial Officer of Valeritas Holdings, Inc. until January 3, 2020. On February 9, 2020, Valeritas Holdings, Inc. filed a voluntary petition for bankruptcy protection under Chapter 11 of Title 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware in order to facilitate its sale to a Denmark-based biotechnology company. The plan of liquidation was approved on June 8, 2020 and became effective on June 30, 2020.

Except as set forth above, none of our directors, executive officers, significant employees, promoters or control persons has been involved in any legal proceeding in the past ten years that would require disclosure under Item 401(f) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Board Meetings and Committees

During our fiscal year ended March 31, 2020, our Board of Directors held five meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served.

Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we strongly encourage our directors to attend. Two of our directors attended our 2020 Annual Meeting of Stockholders.

Our Board of Directors has established three standing committees: the audit committee, the compensation committee and the nominating committee. The current members of our audit committee are Erick Lucera, Ron Bentsur and Robert F. Carey, with Erick Lucera serving as chairperson. The current members of our compensation committee are Yoori Lee, Erick J. Lucera and Ron Bentsur, with Yoori Lee serving as chairperson. The current members of our nominating committee are Erick Lucera, Yoori Lee and Dr. William Forbes, with Erick Lucera serving as chairperson.

Our Board of Directors has determined that each of Ron Bentsur, Erick Lucera, Yoori Lee, William Forbes and Robert F. Carey is independent within the meaning of Rule 5605(a)(2) of the Nasdaq Listing Rules and the rules and regulations promulgated by the SEC. In making its independence determinations, the Board of Directors sought to identify and analyze all of the facts and circumstances related to any relationship between a director, his or her immediate family and our company and our affiliates and did not rely on categorical standards other than those contained in the Nasdaq rule referenced above. Our Board of Directors has determined that Erick Lucera, Ron Bentsur and Robert F. Carey meet the additional test for independence for audit committee members imposed by SEC regulations and Section 5605(c)(2)(A) of the Nasdaq Stock Market listing rules and that Erick J. Lucera, Yoori Lee and Ron Bentsur meet the additional test for independence for compensation committee members imposed by Section 5605(d)(2)(A) of the Nasdaq Stock Market listing rules.

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Audit Committee

The primary purpose of our audit committee is to assist our Board of Directors in the oversight of the integrity of our accounting and financial reporting process, the audits of our consolidated financial statements, and our compliance with legal and regulatory requirements. Our audit committee met four times during the year ended March 31, 2020. The functions of our audit committee include, among other things:

●	hiring the independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and monitoring its independence and performance;
●	reviewing and approving the planned scope of the annual audit and the results of the annual audit;
●	pre-approving all audit services and permissible non-audit services provided by our independent registered public accounting firm;
●	reviewing the significant accounting and reporting principles to understand their impact on our consolidated financial statements;
●	reviewing our internal financial, operating and accounting controls with management, our independent registered public accounting firm and our internal audit provider;
●	reviewing with management and our independent registered public accounting firm, as appropriate, our financial reports, earnings announcements and our compliance with legal and regulatory requirements;
●	periodically reviewing and discussing with management the effectiveness and adequacy of our system of internal controls;
●	in consultation with management and the independent auditors, reviewing the integrity of our financial reporting process and adequacy of disclosure controls;
●	reviewing potential conflicts of interest under and violations of our code of conduct;
●	establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;
●	reviewing and approving related-party transactions; and
●	reviewing and evaluating, at least annually, our audit committee’s charter.

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With respect to reviewing and approving related-party transactions, our audit committee will review related-party transactions for potential conflicts of interests or other improprieties. Under SEC rules, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment and Board of Directors membership. Our audit committee could approve a related-party transaction if it determines that the transaction is in our best interests. Our directors are required to disclose to this committee or the full Board of Directors any potential conflict of interest, or personal interest in a transaction that our Board of Directors is considering. Our executive officers are required to disclose any related-party transaction to the audit committee. We also poll our directors on an annual basis with respect to related-party transactions and their service as an officer or director of other entities. Any director involved in a related-party transaction that is being reviewed or approved must recuse himself or herself from participation in any related deliberation or decision. Whenever possible, the transaction should be approved in advance and if not approved in advance, must be submitted for ratification as promptly as practical.

The financial literacy requirements of the SEC require that each member of our audit committee be able to read and understand fundamental financial statements. In addition, at least one member of our audit committee must qualify as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act, and have financial sophistication in accordance with the Nasdaq Stock Market listing rules. Our Board of Directors has determined that Erick Lucera qualifies as an audit committee financial expert.

Both our independent registered public accounting firm and management periodically meet privately with our audit committee.

Our audit committee charter is available on our website at www.beyondair.net under “Investors—Governance—Governance Documents”.

Compensation Committee

The primary purpose of our compensation committee is to assist our Board of Directors in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. Our compensation committee met one time during the year ended March 31, 2020. In carrying out these responsibilities, this committee reviews all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our compensation committee include, among other things:

●	designing and implementing competitive compensation, retention and severance policies to attract and retain key personnel;
●	reviewing and formulating policy and determining the compensation of our Chief Executive Officer, our other executive officers and employees;
●	reviewing and recommending to our Board of Directors the compensation of our non-employee directors;
●	reviewing and evaluating our compensation risk policies and procedures;

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●	administering our equity incentive plans and granting equity awards to our employees, consultants and directors under these plans;
●	administering our performance bonus plans and granting bonus opportunities to our employees, consultants and non-employee directors under these plans;
●	if required from time to time, preparing the analysis or reports on executive officer compensation required to be included in our annual proxy statement;
●	engaging compensation consultants or other advisors it deems appropriate to assist with its duties; and
●	reviewing and evaluating, at least annually, our compensation committee’s charter.

The compensation committee retains sole authority to hire any compensation consultant, approve such consultant’s compensation, determine the nature and scope of its services, evaluate its performance, and terminate its engagement.

The compensation committee reviews our compensation policies and practices for all employees, including our named executive officers, as they relate to risk management practices and risk-taking incentives to assess and determine that there are no risks arising from these policies and practices that are reasonably likely to have a material adverse effect on us.

Our compensation committee charter is available on our website at www.beyondair.net under “Investors—Governance—Governance Documents”.

Nominating Committee

The primary purpose of our nominating committee is to assist our Board of Directors in promoting the best interest of our company and our stockholders through the implementation of sound corporate governance principles and practices. Our nominating committee met one time during the year ended March 31, 2020. The functions of our nominating committee include, among other things:

●	identifying, reviewing and evaluating candidates to serve on our Board of Directors;
●	determining the minimum qualifications for service on our Board of Directors;
●	developing and recommending to our Board of Directors an annual self-evaluation process for our Board of Directors and overseeing the annual self-evaluation process;
●	developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to our Board of Directors any changes to such principles; and
●	periodically reviewing and evaluating our nominating committee’s charter.

Our nominating committee charter is available on our website at www.beyondair.net under “Investors—Governance—Governance Documents”.

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Director Candidates

Our Board of Directors has a critical role in guiding our strategic direction and overseeing the management of our business, and accordingly, we seek to attract and retain highly qualified directors who have sufficient time to engage in the activities of our Board of Directors and to understand and enhance their knowledge of our industry and business plans. In evaluating the suitability of individual candidates, our Board of Directors, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity; ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to our industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of our operations; diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The core competencies of directors should address accounting or finance experience, market familiarity, business or management experience, industry knowledge, customer-base experience or perspective, crisis response, leadership, and/or strategic planning. Our Board of Directors evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Our Board of Directors will consider candidates for director recommended by stockholders, so long as such recommendations comply with our Certificate of Incorporation, Bylaws, nominating committee charter and applicable laws, rules and regulations, including those promulgated by the SEC. Our Board of Directors will evaluate such recommendations in accordance with our Bylaws and our policies and procedures for director candidates, including our corporate governance guidelines. This process is designed to ensure that our Board of Directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact us in writing. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our common stock and a signed letter from the candidate confirming willingness to serve on our Board of Directors.

Stockholder Communications

Although we do not have a formal policy regarding stockholder communications with our Board of Directors, stockholders may communicate with our Board of Directors, or any individual director on our Board of Directors, by writing to us at the address of our principal executive offices, addressing the communication to the attention of our Chief Executive Officer, and specifying the Board of Directors or, if applicable, the individual member thereof as the intended recipient of the communication. Our Corporate Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board of Directors or to the affairs of our Company. Any correspondence received that is addressed generically to the Board of Directors will be forwarded to the Chairman of the Board of Directors.

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Board Leadership Structure and Role in Risk Oversight

The Board of Directors does not have a formal policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and believes that it should retain the flexibility to make this determination in the manner it believes will provide the most appropriate leadership for our company from time to time. Currently, Steven A. Lisi serves as Chairman of the Board and Chief Executive Officer, working closely with former CEO and present COO and President, Amir Avniel. We do not have a lead independent director. Mr. Lisi sets the strategic direction for the company and provides day-to-day leadership. As Chairman of the Board of Directors, Mr. Lisi further oversees the agenda for board meetings in collaboration with the other board members. Our Board believes that it is in the best interest of the company and its stockholders for Mr. Lisi to serve in both roles at this time given his knowledge of our company and industry. We believe that this structure provides appropriate leadership and oversight of the company and facilitates effective functioning of both management and our Board of Directors. Our Board of Directors will continue to reassess the structure to determine what is in the best interests of the Company and stockholders.

The Board of Directors oversees our exposure to risk through its interaction with management and receipt from management of periodic reports outlining matters related to financial, operational, regulatory, legal and strategic risks. Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies and presents the steps taken by management to mitigate or eliminate such risks.

Code of Conduct

We have adopted a Code of Business Conduct and Ethics that applies to all our directors, officers (including our Chief Executive Officer, Chief Financial Officer and any person performing similar functions) and employees. We have made our Code of Business Conduct and Ethics available on our website at www.beyondair.net under “Investors—Governance—Governance Documents”. We intend to disclose any future amendments to, or waivers from, our Code of Business Conduct and Ethics within four business days of the waiver or amendment through a website posting or by filing a Current Report on Form 8-K with the SEC.

Hedging Transactions

Our Insider Trading Policy requires that all speculative hedging by our employees (including officers) and directors be pre-cleared by the Company and prohibits the purchase of public puts and calls by such individuals, in each case, even when not in possession of material non-public information. Except for the foregoing, we do not have a policy that prohibits our directors and our officers and other employees from purchasing financial instruments, including prepaid variable forward contracts, equity swaps, collars, and exchange funds, or to otherwise engage in transactions that hedge or offset, or that are designed to hedge or offset, risks of any decrease in the market value of our common stock or other equity securities granted to the employee or director as part of their compensation, or held, directly or indirectly, by the employee or director. Therefore such transactions described in the foregoing sentence are generally permitted.

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Director Compensation

Persons serving as both an officer and a director of the Company are only included in the Executive Compensation Table for the year ended March 31, 2020.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($) (1) (2)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)

Dr. William Forbes	-	-	97,209	-	-	-	97,209
Ron Bentsur	-	-	97,209	-	-	-	97,209
Erick J. Lucera	-	-	97,209	-	-	-	97,209
Yoori Lee	-	-	97,209	-	-	-	97,209
Robert F. Carey	-	-	97,209	-	-	-	97,209

(1)	During the year ended March 31, 2020, each director on the Board of Directors received options to purchase 25,000 shares of stock and each option expires in ten years from the date of grant. Compensation expense was based upon the grant date fair value of the award in accordance with stock-based compensation rules under Accounting Standards Codification Topic 718. As of March 31, 2020, the aggregate number of options held by each director on the Board of Directors was as follows: (i) 58,000 by Dr. Forbes; (ii) by Mr. Bentsur; (iii) 70,000 by Mr. Lucera; (iv) 65,000 by Ms. Lee; and (v) 51,000 by Mr. Carey.
(2)	The respective agreements include a change of control provision that would automatically vest any unvested restricted stock or unvested stock options if triggered.

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PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Friedman LLP (“Friedman”), independent registered public accountants, to audit our financial statements for our fiscal year ending March 31, 2021. Friedman has served as our independent registered public accounting firm since April 16, 2019. Prior to the appointment of Friedman, Kost Forer Gabbay & Kasierer, a Member of Ernst & Young Global (“EY”), served as our independent registered public accounting firm for the transition period ended March 31, 2018 and the fiscal year ended December 31, 2017. We had also appointed Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for our fiscal year ending March 31, 2019 on November 9, 2018 and dismissed Marcum on April 16, 2019.

The audit reports of EY on the consolidated financial statements of the Company for each of the two fiscal years ended December 31, 2017 and December 31, 2016 and the transition period ended as of and for the three months ended March 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. An 8-K was filed on December 9, 2019 to clarify certain disclosures in the Company’s Annual Report on Form 10-K filed with the SEC on June 28, 2019 (the “Annual Report”) for the purpose of updating the disclosures contained in the Annual Report, Note 14 “Transition Period Comparative Data” to the financial statements included Statements of Consolidated Statements of Cash Flows for the year ended March 31, 2018 (Unaudited) and the three months ended March 31, 2017.

During the Company’s fiscal years ended December 31, 2017 and December 31, 2016, the transition period as of March 31, 2018, and the subsequent interim periods through November 9, 2018, (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

We requested that EY furnish a letter addressed to the SEC stating whether it agrees with the above statements. A copy of EY’s letter dated November 13, 2018 is attached as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on November 13, 2018.

During the Company’s two fiscal quarters ended September 30, 2018 and December 31, 2018, (i) there were no disagreements with Marcum on any matter of accounting principles or practices, or financial statement disclosure or auditing scope or procedures and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. Marcum has not issued any reports on the financial statements of the Company.

We requested that Marcum furnish a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Marcum’s letter dated April 17, 2019 is attached as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on April 17, 2019.

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On April 16, 2019, our audit committee approved the appointment of Friedman as our independent registered public accounting firm. During the two fiscal years ended December 31, 2017 and December 31, 2016, the transition period ended March 31, 2018, and the subsequent interim periods, neither the Company nor anyone on its behalf consulted Friedman regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Notwithstanding the appointment of Friedman and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of Friedman as our independent registered public accounting firm for our fiscal year ending March 31, 2021. Our audit committee is submitting the appointment of Friedman to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Friedman will be present at the Annual Meeting either in person or by teleconference, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.

If our stockholders do not ratify the appointment of Friedman, our Board of Directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

The aggregate fees billed for the fiscal year ended March 31, 2019 for professional services rendered by EY for quarterly reviews of our interim financial statements and services normally provided by EY in connection with statutory and regulatory filings or engagements for this fiscal period were as follows:

Year Ended March 31, 2019
Audit Fees	$8,000
Audit Related Fees
Tax Fees	12,870
All Other Fees
Total	$20,870

The aggregate fees billed for the fiscal year ended March 31, 2019 for professional services rendered by Marcum for quarterly reviews of our interim financial statements and services normally provided by Marcum in connection with statutory and regulatory filings or engagements for this fiscal period were as follows:

Year Ended March 31, 2019

Audit Fees	$42,900
Audit Related Fees	$-
Tax Fees	$-
All Other Fees	$-
Total	$42,900

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The aggregate fees billed for the fiscal year ended March 31, 2020 and March 31, 2019 for professional services rendered by Friedman for the audit of our annual financial statements provided by Friedman in connection with statutory and regulatory filings or engagements for this fiscal period were as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019

Audit Fees	$207,250	$92,037
Audit Related Fees	$-	-
Tax Fees	$-	-
All Other Fees	$-	-
Total	$207,250	$92,047

In the above table, “audit fees” are fees billed by our independent registered public accounting firm for services provided in auditing our annual financial statements for the subject year. Audit fees also include professional services performed for filing of our registration statement on Form S-1 and S-3 for equity offerings, Form S-8 for shares of our common stock underlying our 2013 Equity Incentive Option Plan and for the resale of certain shares of our common stock and other filings. “Audit-related fees” are fees not included in audit fees that are billed by the independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit review of our financial statements. “Tax fees” are fees billed by the independent registered public accounting firm for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the independent registered public accounting firm for products and services not included in the foregoing categories.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The audit committee pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the audit committee before the respective services were rendered.

The Board of Directors has considered the nature and amount of fees billed by each of EY, Marcum and Friedman, respectively, and believes that the provision of services for activities unrelated to the audit, if any, is compatible with maintaining each such auditor’s independence.

Vote Required

The ratification of the appointment of Friedman as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock present in person, by remote communication, if applicable, or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect. Because the appointment of an independent registered public accounting firm is considered a routine matter under applicable stock exchange rules, we do not anticipate any broker non-votes with respect to this proposal. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your shares “FOR” this proposal.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN.

REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of the Board of Directors comprised solely of independent directors as required by the Nasdaq listing standards and rules and regulations of the SEC. The audit committee operates under a written charter approved by the Board of Directors, which is available on our website at www.beyondair.net under “Investors—Governance—Governance Documents”. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee will review and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to the company’s financial reporting process, the management of the company is responsible for (1) establishing and maintaining internal controls and (2) preparing the company’s financial statements. The company’s independent registered public accounting firm, Friedman, is responsible for auditing these financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare the company’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

●	reviewed and discussed the audited financial statements with management and Friedman;
●	discussed with Friedman the matters required to be discussed by the statement on Auditing Standards No. 1301, and as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and
●	received the written disclosures and the letter from Friedman required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Friedman its independence.

Based on the audit committee’s review and discussions with management and Friedman, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2020 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Erick Lucera (Chair)

Ron Bentsur

Robert Carey

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

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PROPOSAL NO. 3
APPROVAL OF THE THIRD AMENDED and Restated 2013 Equity Incentive Plan

The Board of Directors is asking stockholders to approve the Beyond Air Inc. Third Amended and Restated 2013 Equity Plan, as amended and restated (the “Third Amended Plan”). On January 9, 2021, acting on the recommendation of our compensation committee, the Board of Directors unanimously approved the Third Amended Plan, subject to stockholder approval and, accordingly, the Board of Directors directed that the Third Amended Plan be submitted to the Company’s stockholders for approval at the Annual Meeting.

The Third Amended Plan is an amendment and restatement of the Beyond Air, Inc. Amended and Restated 2013 Equity Plan, which was first adopted by the Board of Directors in 2013, then amended and restated in August 2018 (the “First Amended Plan”) and again in March 2020 (the “Second Amended Plan”). Stockholder approval of the Third Amended Plan is being sought in order to meet Nasdaq listing requirements.

Our Board of Directors believes that our future success depends on our ability to attract and retain talented employees, consultants and directors and that the ability to grant equity awards is a necessary and powerful recruiting and retention tool for our company. The Board of Directors believes that equity awards motivate high levels of performance, more closely align the interests of employees, consultants, directors and stockholders by giving employees, consultants and directors an opportunity to hold an ownership stake in our company, and provide an effective means of recognizing employee contributions to the success of the company. The only change to the Third Amended Plan is to increase the number of shares of common stock reserved for issuance by an additional 1,500,000 shares, for an aggregate of 5,600,000 shares to be reserved. Other than adding these additional shares for issuance, the Second Amended Plan has not been amended in any way.

Reasons for Voting for the Proposal

●	For the following principal reasons, we request that the stockholders approve the Third Amended Plan and increase the available shares by an additional 1,500,000 shares:

○	We no longer have adequate equity incentive shares available in plan reserve to attract, retain and motivate employees and consultants to execute our current strategic plan.
○	Substantially all of our outstanding stock options have exercise prices that are not significantly lower than the market price of our common stock, and therefore do not currently serve as an effective employee incentive compensation tool.
○	We believe that our employees, consultants and directors are our critical corporate assets and that the approval of the Third Amended Plan is crucial to the Company’s future success.
○

We depend heavily on equity incentive awards to attract and retain top-caliber employees, consultants and directors. The ability to grant equity awards is a necessary and powerful recruiting and retention tool for us to retain and motivate the quality personnel we need to drive our long-term growth and financial success.

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○	We believe that equity awards are a vital component of our employee, consultant and director compensation programs, since they allow us to compensate employees and consultants based on Company performance, while at the same time, provide an incentive to build long-term stockholder value.
○	If we do not have a sufficient number of shares available to grant under our plan, we may need to instead offer material cash-based incentive to compete for talent, which could impact our results of operations and balance sheet and may make us less competitive compared to other medical device technology companies and our peer companies in hiring and retaining top talent.

In consideration of the above factors, the Board determined that we should seek stockholder approval for the Third Amended Plan to effect a 1,500,000 share increase in the number of shares of common stock reserved for issuance, to allow for anticipated employee incentive program needs for the balance of 2021.

As of September 30, 2020, there were 3,193,249 shares of common stock subject to outstanding option awards and 708,800 restricted shares outstanding under the Second Amended Plan. There were also 7,059 shares of common stock available for issuance pursuant to future awards. The weighted-average exercise price of outstanding stock option awards was $4.80 per share as of September 30, 2020. If this Proposal No. 3 is approved by our stockholders, an additional 1,500,000 shares of common stock will be authorized for issuance under the Third Amended Plan, which would provide us with approximately 1,507,059 shares (based on the proposed 1,500,000 share increase plus the number of shares available for grant under the Second Amended Plan as of September 30, 2020). We anticipate the proposed 1,500,000 share increase will provide us with a pool of shares we expect will last for approximately 12 months. However, a change in business conditions, Company strategy or equity market performance could alter this projection. If this proposal is approved, we intend to register the additional shares available for grant under the Third Amended Plan on Form S-8 prior to making awards of such additional shares.

Based on our 19,456,505 total shares of common stock outstanding as of January 11, 2021, 3,193,249 shares of common stock issuable upon exercise of outstanding stock options as of September 30, 2020 and 5,019,854 shares of common stock issuable upon exercise of outstanding warrants as of September 30, 2020, if all issued and outstanding stock options and warrants as of September 30, 2020 were exercised, there would be 27,669,608 shares of common stock outstanding. The final determination of the number of shares granted under the Third Amended Plan will be determined by the compensation committee.

If the Third Amended Plan is not approved by our stockholders, the Second Amended Plan will remain in effect and awards will continue to be made under the Second Amended Plan to the extent any shares remain available. However, we may not be able to continue our equity incentive program in an amount sufficient to provide competitive equity compensation. This could preclude us from successfully attracting and retaining highly skilled employees, consultants and directors. The Board of Directors believes that the Third Amended Plan will be sufficient to achieve our recruiting, retention and incentive goals for the next twelve months and will be essential to our future success.

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Our executive officers and directors have an interest in the approval of the Third Amended Plan by our stockholders because they are eligible to receive awards under the Third Amended Plan.

Description of the Third Amended Plan

The following paragraphs provide a summary of the principal features of the Third Amended Plan and its operation. However, this summary is not a complete description of all of the provisions of the Third Amended Plan and is qualified in its entirety by the specific language of the Third Amended Plan. A copy of the Third Amended Plan is provided as Appendix A to this proxy statement.

Purposes. The purposes of the Third Amended Plan are to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to employees, directors, and consultants; and to promote the success of our business. These incentives will be provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units (“RSUs”) and performance shares as the administrator of the Third Amended Plan may determine.

Authorized Shares. Subject to the adjustment provisions contained in the Third Amended Plan, assuming this Proposal No. 3 is approved by our stockholders, the maximum number of shares of common stock that may be issued pursuant to awards under the Third Amended Plan would equal 5,600,000.

The shares reserved for issuance under the plan may be authorized, but unissued, or reacquired shares. If an option or stock appreciation right expires or becomes unexercisable without having been exercised in full, or if shares subject to other types of awards are forfeited to or repurchased by us due to failure to vest, those shares will become available for issuance again under the Third Amended Plan. With respect to stock appreciation rights settled in common stock, the net number of shares exercised under the stock appreciation right award will cease to be available under the Third Amended Plan. In addition, to the extent that we pay out an award in cash rather than common stock, such cash payment will not reduce the number of shares available for issuance under the Third Amended Plan.

Plan Administration. The Board of Directors or a committee appointed by the Board of Directors administers the Third Amended Plan. With respect to awards granted or to be granted to certain officers and key employees intended to be an exempt transaction under Rule 16b-3 of the Exchange Act (“Rule 16b-3”), the members of the committee administering the Third Amended Plan with respect to those awards must qualify as “non-employee directors” under Rule 16b-3 and only such non-employee directors will administer the Third Amended Plan with respect to such awards.

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Subject to the provisions of the Third Amended Plan, the administrator has the power to determine the award recipients and the terms of the awards not inconsistent with the Third Amended Plan, including the exercise price, the number of shares subject to each such award, the exercisability of the awards, and the form of consideration, if any, payable by an optionholder upon exercise. The administrator has the authority to amend existing awards, to determine fair market value of shares, to construe and interpret the Third Amended Plan and awards granted under the Third Amended Plan, to implement an exchange program, to establish rules and regulations, including sub-plans for the purpose of satisfying, or qualifying for favorable tax treatment under, applicable laws in jurisdictions outside of the U.S., and to make all other determinations necessary or advisable for administering the Third Amended Plan. The administrator’s decisions and interpretations are final and binding on all participants and any other holders of awards, and are given the maximum deference permitted by law.

Eligibility. The Third Amended Plan permits the grant of stock options, stock appreciation rights, restricted stock, RSUs and performance shares to our employees, consultants, and non-employee directors and employees and consultants of our subsidiary corporations. We are able to grant incentive stock options under the Third Amended Plan only to individuals who, as of the time of grant, are employees of ours or of any parent or subsidiary corporation of ours. As of January 11, 2021, we had five non-employee directors, and 27 employees(including three named executive officers) and two consultants, who are eligible to receive awards under the Third Amended Plan.

Stock Options. Each option granted under the Third Amended Plan will be evidenced by an award agreement that specifies the exercise price, the number of shares of common stock subject to the option, vesting provisions, the maximum term of the option, forms of consideration for exercise, and such other terms and conditions as the administrator determines, subject to the terms of the Third Amended Plan. The exercise price of options granted under the Third Amended Plan must be at least equal to the fair market value of our common stock on the date of grant, except in special, limited circumstances as set forth in the Third Amended Plan.

On January 11, 2021, the closing price of our common stock on Nasdaq was $6.10 per share.

Stock Appreciation Rights. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of the underlying shares between the exercise date and the date of grant. Each stock appreciation right will be evidenced by an award agreement that specifies the base price, the term of the stock appreciation right, and other terms and conditions as determined by the administrator, subject to the terms of the Third Amended Plan. The per share exercise price of a stock appreciation right will be no less than 100% of the fair market value per share of common stock on the date of grant. Stock appreciation rights will be exercisable at such times and under such conditions as determined by the administrator and set forth in the applicable award agreement. At the discretion of the administrator, the payment upon exercise of a stock appreciation right may be paid in cash, shares of common stock, or a combination of both.

Restricted Stock. Restricted stock awards are grants of shares that are subject to various restrictions, which may include restrictions on transferability and forfeiture provisions. Each restricted stock award granted will be evidenced by an award agreement specifying the number of shares of common stock subject to the award, any period of restriction, and other terms and conditions of the award, as determined by the administrator, subject to the terms of the Third Amended Plan.

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Restricted stock awards may (but are not required to) be subject to vesting conditions, as the administrator specifies, and the shares of common stock acquired may not be transferred by the participant until the vesting conditions (if any) are satisfied. The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have full voting rights, and rights to dividends and other distributions, with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Such dividends and other distributions, if any, that are paid in shares of stock will be subject to the same restrictions of transferability and forfeitability as the shares of restricted stock on which they were paid.

Restricted Stock Units. Each RSU granted under the Third Amended Plan is a bookkeeping entry representing an amount equal to the fair market value of one share on the date of grant. Each RSU award will be evidenced by an award agreement that specifies the number of RSUs subject to the award, vesting criteria (which may include accomplishing specified performance criteria or continued service to us), form of pay out, and other terms and conditions of the award, as determined by the administrator, subject to the terms of the Third Amended Plan. RSUs result in a payment to a participant if the performance goals or other vesting criteria are achieved or the awards otherwise vest. The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed (subject to the minimum vesting requirements). The administrator determines in its sole discretion whether an award will be settled in cash, shares of common stock, or a combination of both.

Performance Shares. Performance shares are awards that will result in a payment to a participant only if performance goals or other vesting criteria established by the administrator are achieved or the awards otherwise vest. Each award of performance shares will be evidenced by an award agreement specifying the number of shares, the vesting conditions, the performance period, and other terms and conditions of the award, as determined by the administrator, subject to the terms and conditions of the Third Amended Plan. Each performance share will have an initial value equal to the fair market value of a share of our common stock on the date of grant. The administrator in its discretion will establish performance goals or other vesting criteria (which may include continued service), which, depending on the extent to which they are met, will determine the value or number of performance shares to be paid out. After the grant of performance shares, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance shares (subject to the minimum vesting requirements). The administrator, in its sole discretion, may pay earned performance shares in the form of cash, shares of common stock, or in some combination of both.

Non-Transferability of Awards. Unless the administrator provides otherwise, the Third Amended Plan generally will not allow for the transfer of awards, and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments. In the event of any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, reincorporation, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of our common stock or our other securities, or other change in our corporate structure affecting our common stock, then in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Third Amended Plan, the administrator will adjust the number and class of shares that may be delivered under the Third Amended Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the Third Amended Plan. In the event of our proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the completion of such proposed transaction.

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Change in Control. The Third Amended Plan provides that in the event of our change in control, as defined in the Third Amended Plan, each outstanding award will be treated as the administrator determines, in accordance with the following: the assumption or substitution of the award by the acquirer or successor corporation or its parent or subsidiary, termination of the award upon or immediately prior to the consummation of the merger or change in control following written notice, termination of the award in exchange for an amount of cash and/or property in an amount that would have been attained upon exercise or realization of the award as of the date of the merger or change in control, replacement of the award with other rights or property, or any combination of the above. The administrator will not be required to treat all awards, all awards held by a participant, or all awards of the same type, similarly.

Plan Amendment; Termination. The Board of Directors has the authority to amend, alter, suspend, or terminate the Third Amended Plan at any time, provided such action does not impair the existing rights of any participant unless mutually agreed in writing. The Third Amended Plan will terminate automatically in 2028, unless we terminate it sooner.

Israeli Annex. The Third Amended Plan contains provisions applicable to grantees who are residents of Israel on the date of grant or who are deemed to be residents of Israel for tax purposes, and United States tax provisions and regulations shall not apply to any grants to residents of Israel or to persons or entities who are deemed to be residents of Israel for tax purposes.

Certain U.S. Federal Income Tax Consequences

The following paragraphs are intended as a summary of certain U.S. federal income tax consequences to U.S. taxpayers and the company with respect to the grant and vesting or exercise of awards under the Third Amended Plan. This summary does not attempt to describe all possible federal or other tax consequences of such actions or based on particular circumstances. In addition, it does not describe any state, local or non-U.S. tax consequences.

Incentive Stock Options. A participant recognizes no taxable income as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), unless the participant is subject to the alternative minimum tax. If the participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise of the option after both the two-year anniversary of the grant date and the one-year anniversary of the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares on or before the two- or one-year anniversaries described above (a “disqualifying disposition”), he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

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Nonstatutory Stock Options. A participant generally recognizes no taxable income on the date of grant of a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon the exercise of a nonstatutory stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the option. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired through the exercise of a nonstatutory stock option, any subsequent gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

Stock Appreciation Rights. A participant generally recognizes no taxable income on the date of grant of a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon exercise of the stock appreciation right, the participant generally will be required to include as ordinary income an amount equal to the sum of the amount of any cash received and the fair market value of any shares received upon the exercise. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired by an exercise of the stock appreciation right, any gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares. A participant generally will not have taxable income at the time an award of restricted stock, RSUs, performance shares, or performance units is granted. Instead, he or she generally will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. However, the recipient of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares) on the date the award is granted.

Section 409A. Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Third Amended Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Medicare Surtax. In addition, a participant’s annual “net investment income”, as defined in Section 1411 of the Code, may be subject to a 3.8% federal surtax. Net investment income may include capital gain and/or loss arising from the disposition of shares issued pursuant to awards granted under the Third Amended Plan. Whether a participant’s net investment income will be subject to this surtax will depend on the participant’s level of annual income and other factors.

Tax Effect for the Company. We generally will be entitled to a tax deduction in connection with an award under the Third Amended Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). However, special rules limit the deductibility of compensation paid to our CEO, CFO and other “covered employees” as determined under Section 162(m) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified individuals will be deductible only to the extent that it does not exceed $1,000,000. The Tax Cuts and Jobs Act of 2017 eliminated an exception to the deduction limit for qualified performance-based compensation and broadened the application of the deduction limit to certain current and former executive officers who previously were exempt from such limit.

Vote Required

Approval of the Third Amended Plan requires the affirmative vote of a majority of the shares of our common stock present in person, by remote communication, if applicable, or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your shares “FOR” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE THIRD AMENDED and Restated 2013 Equity Incentive Plan.

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PROPOSAL NO. 4
APPROVAL OF THE Beyond Air, Inc. 2021 employee stock purchase plan

Background

We are asking our stockholders to approve adoption of the proposed Beyond Air, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”).

Our Board of Directors believes that an employee stock purchase plan encourages our employees to acquire shares of our common stock, thereby fostering broad alignment of employees’ interests with the interests of our stockholders; fosters good employee relations; and provides us with a tool to recruit, retain, and reward employees in an extremely competitive environment.

Key Features of the ESPP

As described further below, the ESPP:

●	reserves 750,000 shares of our common stock for issuance under the ESPP;

●	permits a participant to contribute up to 15% of his or her eligible compensation each pay period through after-tax payroll deductions;

●	unless otherwise determined by the Administrator (as defined below), establishes two offering periods (with concurrent purchase periods) that commence each calendar year, which will each be approximately six months in duration, with the first such offering period beginning on the first trading day of January and ending on the last trading day of the immediately following June, and the second such offering period beginning on the first trading day of July and ending on the last trading day of the immediately following December, provided that the first offering period under the ESPP will commence on July 1, 2021 and will end on December 31, 2021;

●	permits participants to purchase shares of our common stock at a discount, which will initially be a 15% discount on the lesser of (i) the fair market value of a share on the first trading day of the relevant offering period and (ii) the fair market value of a share on the last trading day of such offering period; and

●	limits the value of shares of our common stock that a participant may purchase in a calendar year to $25,000 and, unless otherwise determined by the Administrator, the number of shares of our common stock that a participant may purchase in an offering period to 10,000 shares.

Summary of Material Provisions of the ESPP

A summary of the material terms of the ESPP is set forth below. This summary is qualified in its entirety by the full text of the ESPP, a copy of which is filed as Appendix B to this proxy statement and which is incorporated by reference into this Proposal No. 4. We encourage stockholders to read and refer to the complete plan document in Appendix B for a more complete description of the ESPP.

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Interpretation. The ESPP and the options granted under the ESPP are intended to satisfy the requirements for an “employee stock purchase plan” under Section 423 of the Code. Notwithstanding the foregoing, we are not obligated to, and are not promising that we will, maintain the qualified status of the ESPP or any options granted thereunder. Options that do not satisfy the requirements for an “employee stock purchase plan” under Section 423 of the Code may be granted under the ESPP pursuant to the rules, procedures, or sub-plans adopted by the Administrator.

Share Reserve. Subject to adjustment in connection with certain corporate transactions, the maximum number of shares of our common stock that may be purchased under the ESPP will be 750,000 shares. The shares of our common stock reserved for issuance under the ESPP may be authorized but unissued shares, treasury shares, or shares purchased on the open market.

Administration. The ESPP will be administered, at our expense, under the direction of our Board of Directors, our compensation committee or any other committee of our Board of Directors designated by our Board of Directors from time to time (any such entity, the “Administrator”). The Administrator will initially be our compensation committee. The Administrator will have the authority to take any actions it deems necessary or advisable for the administration of the ESPP, including, without limitation, (i) interpreting and construing the ESPP and options granted thereunder, (ii) prescribing, adopting, amending, suspending, waiving, and rescinding rules and regulations it deems appropriate to administer and implement the ESPP, (iii) correcting any defect or supplying any omission or reconciling any inconsistency in the ESPP or options granted thereunder, (iv) making determinations relating to eligibility, (v) determining the purchase price, (vi) establishing the timing and length of offering periods and purchase periods, (vii) establishing minimum and maximum contribution rates, (viii) establishing new or changing existing limits on the number of shares of our common stock a participant may elect to purchase with respect to any offering period, if such limits are announced prior to the first offering period to be affected, (ix) delegating to one or more individuals such duties and functions related to the operation and administration of the ESPP as the Administrator so determines, except to the extent prohibited by applicable law, (x) adopting such rules, procedures, or sub-plans as may be deemed advisable or necessary to comply with the laws of countries other than the United States, to allow for tax-preferred treatment of the options or otherwise to provide for the participation by eligible employees who reside outside of the United States, (xi) establishing the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars and permitting payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the processing of properly completed enrollment forms, and (xii) furnishing information to the custodian for the ESPP as the custodian may require. The Administrator’s decisions will be final, conclusive, and binding upon all persons.

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Eligibility. Generally, natural persons who have been full-time or part-time employees (including officers) of ours or any of our subsidiaries that have been designated by the Administrator as participating affiliates from time to time (a “participating affiliate”) for at least three months may be eligible to participate in the ESPP. But, the following employees are ineligible to participate in the ESPP: (i) employees whose customary employment is 20 hours or less per week; (ii) employees whose customary employment is for not more than five months in any calendar year; (iii) employees who, after exercising their options to purchase shares of our common stock under the ESPP, would own, directly or indirectly, shares of our common stock (including shares that may be acquired under any outstanding options under the ESPP) representing 5% or more of the total combined voting power of all classes of our capital stock; (iv) employees who are citizens or residents of a foreign jurisdiction (without regard to whether such employees are also U.S. citizens or resident aliens), if the grant of an option under the ESPP or an offering period to such employee is prohibited under the laws of such foreign jurisdiction or compliance with the laws of such foreign jurisdiction would cause the ESPP or an offering period to violate the requirements of Section 423 of the Code; and (v) any other natural person whom the Administrator decides to exclude from an offering designed to satisfy the requirements of the Section 423 of the Code, provided such exclusion is permitted by such requirements and the guidance issued thereunder. The Administrator may, at any time in its sole discretion, if it deems advisable to do so, exclude the participation of the employees of a participating affiliate from eligibility to participate in a future offering period.

Notwithstanding the foregoing, for purposes of an offering under the ESPP that is not intended to satisfy the requirements of Section 423 of the Code, the Administrator will have the authority to establish a different definition of eligible employee as it may deem advisable or necessary. In addition, the Administrator may determine that highly compensated employees (within the meaning of Section 414(q) of the Code) will not be eligible to participate in an offering period.

As of January 11, 2021, we had 27 employees (including three named executive officers) who are eligible to participate in the ESPP.

Participation Election. An eligible employee may become a participant for an offering period under the ESPP by completing and submitting an enrollment form to us or our designee. Such enrollment form will authorize us to make after-tax payroll deductions in whole percentages up to 15% of the participant’s eligible compensation on each pay day following enrollment in the offering period under the ESPP. The Administrator will credit the deductions or contributions to the participant’s account under the ESPP.

Subject to certain exceptions, a participant may cease his or her payroll deductions during an offering period, by properly completing and timely submitting a new enrollment form to us or our designee, at any time prior to the last day of such offering period. A participant may increase or decrease his or her payroll deductions to take effect on the first trading day of the next offering period, by properly completing and timely submitting a new enrollment form to us or our designee.

Once an eligible employee becomes a participant in the ESPP, the participant will automatically participate in each successive offering period until such time as the participant ceases his or her payroll deductions or is no longer eligible to participate in the ESPP or a specific offering period under the ESPP.

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A participant may withdraw from an offering period by submitting a notice of withdrawal in such form as we require, which notice must be received by us prior to the end of the offering period in accordance with the withdrawal deadline and other procedures established by the Administrator. Upon withdrawal from an offering period by a participant, we will distribute to the participant his or her remaining accumulated payroll deductions under the offering period, without interest. A participant’s withdrawal from an offering period will have no effect on his or her eligibility to participate in subsequent offering periods, but the participant will be required to submit a new enrollment form in order to participate in subsequent offering periods.

Offering Periods and Purchase Periods. The Administrator will determine the length and duration of the periods during which payroll deductions will accumulate to purchase shares of our common stock, which period will not exceed 27 months. Each of these periods is known as an “offering period.” A “purchase period” is the period during an offering period designated by the Administrator on the last trading day of which purchases of shares of our common stock are made under the ESPP. An offering period may have one or more purchase periods. While the Administrator has discretion to establish the offering periods and purchase periods under the ESPP, until otherwise determined by the Administrator, the ESPP will have two offering periods (with concurrent purchase periods) that commence each calendar year, which will each be approximately six months in duration, with the first such offering period beginning on the first trading day of January and ending on the last trading day of the immediately following June, and the second such offering period beginning on the first trading day of July and ending on the last trading day of the immediately following December, provided that the first offering period under the ESPP will commence on July 1, 2021 and will end on December, 31, 2021.

Purchase Price. The purchase price per share of our common stock under the ESPP will be 85% of the lesser of (i) the fair market value of a shares of our common stock on the first trading day of the relevant offering period and (ii) the fair market value of a share on the last trading day of such offering period. The Administrator has discretion to establish a different purchase price per offering period. However, the purchase price cannot be less than 85% of the lesser of (i) the fair market value per shares of our common stock as determined on the first trading day of the offering period, or (ii) the fair market value per share as determined on the last trading day of the offering period (or, if an offering period has multiple purchase periods, on the last trading day of the applicable purchase period).

The fair market value of a share of our common stock for purposes of the ESPP will generally be the closing price per share as reported on Nasdaq. On January 11, 2021, the closing price of our common stock on the Nasdaq was $6.10 per share.

Purchase of Shares. On the last trading day of the offering period, a participant is deemed to purchase the number of whole shares of our common stock determined by dividing the total amount of payroll deductions withheld from the participant’s paychecks during the offering period by the purchase price. Any cash not applied to the purchase of fractional shares will be accumulated and retained in the participant’s account for the subsequent offering period.

Purchase Limitations. No participant may purchase shares of our common stock in any calendar year under the ESPP and under all of our and our subsidiaries’ other “employee stock purchase plans” having an aggregate fair market value in excess of $25,000, determined as of the first trading day of the offering period. In addition, no participant may purchase more than 10,000 shares of our common stock in any one offering period; provided, however, that prior to the start of an offering period, the Administrator may impose a different limit on the number of shares a participant may purchase during the offering period.

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If the Administrator determines that the total number of shares of our common stock remaining available under the ESPP is insufficient to permit all participants to exercise their options to purchase shares, the Administrator will make a participation adjustment and proportionately reduce the number of shares purchasable by all participants.

Termination of Participation. A participant will automatically be withdrawn by us from an offering period under the ESPP (i) upon a termination of employment with us or a participating affiliate, (ii) in certain cases, following a leave of absence or a temporary period of ineligibility, and (iii) upon cessation of eligibility to participate in the ESPP for any reason.

Stockholder Rights. A participant will not be a stockholder or have any rights as a stockholder with respect to shares of our common stock subject to the participant’s options under the ESPP until the shares are purchased pursuant to the options and such shares are transferred into the participant’s name on our books and records. Shares of common stock purchased under the ESPP will be held by the custodian designated under the ESPP. Following purchase and transfer of shares into the participant’s name on our books and records, a participant will become a stockholder with respect to the shares purchased and will thereupon have all dividend, voting, and other ownership rights incident thereto.

Notwithstanding the foregoing, the Administrator has the right to (i) provide that a participant may not request that all or part of the shares of our common stock purchased by the participant under the ESPP be reissued in the participant’s own name and the shares be delivered to the participant until two years (or such shorter period of time as the Administrator may designate) from the first trading day of the offering period in which the shares were purchased and until one year from the day on which the shares were purchased (the “holding period”), (ii) require that any sales of shares during the holding period be performed through a licensed broker acceptable to us, and (iii) limit sales or other transfers of shares for up to two years from the date the participant purchases shares under the ESPP. A participant who sells or otherwise transfers shares of our common stock purchased under the ESPP within two years after the beginning of the offering period in which the shares were purchased or within one year from the date the shares were purchased must, within 10 days of such transfer, notify us in writing of such transfer.

Transferability. A participant’s options to purchase shares of our common stock under the ESPP may not be sold, pledged, assigned, or transferred in any manner, whether voluntarily, by operation of law, or otherwise. Any payment of cash or issuance of shares under the ESPP may be made only to the participant (or, in the event of the participant’s death, to the participant’s estate or beneficiary).

During a participant’s lifetime, only such participant may exercise his or her options to purchase shares of our common stock under the ESPP.

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Corporate Transactions. If the number of outstanding shares of our common stock is increased or decreased or the shares are changed into or exchanged for a different number or kind of our shares or other securities by reason of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in shares of our common stock effected without receipt of consideration by us, the number and kinds of shares for which options may be made under the ESPP will be adjusted proportionately and accordingly by the Administrator. In addition, the number and kind of shares for which options are outstanding will be similarly adjusted so that the proportionate interest of a participant immediately following such event will, to the extent practicable, be the same as immediately prior to such event.

Upon our dissolution or liquidation, or upon our merger, consolidation, or reorganization with one or more other corporations in which we are not the surviving entity, or upon a Change in Control (as defined in the 2013 Equity Incentive Plan, as amended and restated), the ESPP and all options outstanding thereunder will terminate, except to the extent provision is made in writing in connection with such transaction for the continuation or assumption of the ESPP, or for the substitution of the options under the ESPP with new options covering the capital stock of the successor entity, with corresponding appropriate adjustments to the number and kinds of shares and purchase prices. Upon termination of the ESPP in this circumstance, the offering period and the purchase period will end on the last trading day prior to such termination, and the options of each participant will automatically be exercised on such last trading day.

Subject to the foregoing, if we are the surviving corporation in any reorganization, merger, or consolidation with one or more other corporations, all outstanding options under the ESPP will pertain to and apply to the securities to which a holder of the number of shares of our common stock subject to such options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price per share so that the aggregate purchase price after such adjustment will be the same as the aggregate purchase price of the shares subject to such options immediately prior to such reorganization, merger or consolidation.

Term. If approved by our stockholders at the Annual Meeting, the ESPP will become effective as of March 4, 2021. The ESPP will terminate on the earliest of (i) the day before the 10th anniversary of the effective date of the ESPP, (ii) the date on which all shares of our common stock reserved for issuance under the ESPP have been issued, (iii) the date the ESPP is terminated in connection with certain corporate transactions, and (iv) the date the Administrator terminates the ESPP.

Amendment, Suspension, or Termination. The Administrator may, at any time and from time to time, amend, suspend, or terminate the ESPP or an offering period under the ESPP; provided, however, that no amendment, suspension, or termination will, without the consent of the participant, materially impair any vested rights of a participant. Without stockholder approval, the Administrator may not (i) increase the number of shares reserved for issuance under the ESPP or (ii) change the eligibility requirements for participating in the ESPP. Any Participant who sells or otherwise transfers shares of our common stock purchased under the ESPP within two years after the beginning of the offering period in which the shares were purchased or within one year from the date the shares were purchased must, within 10 days of such transfer, notify us in writing of such transfer.

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Certain U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to participation in the ESPP. The summary does not contain a complete analysis of all the potential tax consequences relating to participation in the ESPP, including state, local or foreign tax consequences. This summary is intended for the information of our stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the ESPP. This summary is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Tax consequences are subject to change, and a taxpayer’s particular situation may be such that some variation in application of the described rules is applicable. Accordingly, participants are advised to consult their own tax advisors with respect to the tax consequences of participating in the ESPP.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, and options to make purchases under the ESPP are intended to qualify under the provisions of Section 423 of the Code. Amounts withheld from a participant’s earnings under the ESPP will be taxable income to the participant in the year in which the amounts otherwise would have been received, but the participant will not be required to recognize additional income for U.S. federal income tax purposes either at the time the participant is deemed to have been granted an option to purchase shares of our common stock on the grant date or when the option to purchase shares is exercised on the purchase date. No additional taxable income will be recognized for U.S. federal income tax purposes by a participant until the sale or other disposition of the shares of our common stock acquired under the ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to selling or disposing of them.

If a participant holds the shares of our common stock purchased under the ESPP for at least two years after the grant date and for at least one year from the purchase date of the shares, when the participant sells or disposes of the shares (a “qualifying disposition”), the participant will recognize as ordinary income an amount equal to the lesser of: (i) the excess of the fair market value of the shares on the date of such sale or disposition over the purchase price or (ii) the fair market value of the shares on the grant date multiplied by the discount percentage for share purchases under the ESPP. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income, and the participant has a long-term capital loss for the difference between the sale price and the purchase price.

If a participant sells or disposes of the shares of our common stock purchased under the ESPP within two years after the grant date or before one year has elapsed since the purchase date (a “disqualifying disposition”), the participant will recognize as ordinary income an amount equal to the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to selling or disposing of them.

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In connection with a qualifying disposition, we will not receive any deduction for U.S. federal income tax purposes with respect to those shares or the option under which it was purchased. In connection with a disqualifying disposition, we will be entitled to a deduction in an amount equal to the amount that is considered ordinary income, subject to the limitations of Section 162(m) of the Code and our compliance with applicable reporting requirements.

New Plan Benefits

Because the number of shares of our common stock that may be purchased under the ESPP will depend on each participant’s voluntary election to participate and on the fair market value of the shares at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance. No shares of our common stock have been issued under the ESPP as of the date of this proxy statement, and no shares will be issued under the ESPP prior to approval of the ESPP by our stockholders.

Vote Required

Approval of the Beyond Air, Inc. 2021 Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares of our common stock present in person, by remote communication, if applicable, or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your shares “FOR” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE BEYOND AIR, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN.

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PROPOSAL NO. 5
APPROVAL OF amendment to certificate of incorporation to provide a federal forum selection provision

Currently, our Certificate of Incorporation does not include a federal forum selection provision. In response to a decision in the Delaware Supreme Court validating federal forum selection provisions, the Board of Directors reviewed the provision from a legal and policy perspective. In light of this Delaware Supreme Court decision, our Board of Directors has determined that it is in the best interests of our company and our stockholders to seek to include a federal forum selection provision in our Certificate of Incorporation.

We are seeking stockholder approval to amend Article VII of our Certificate of Incorporation to provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any claim arising under the Securities Act. In other words, we are seeking to include a federal forum selection provision.

Effect of the Amendment

Having the federal forum selection provision allows for (i) the consolidation of multi-jurisdiction litigation, (ii) avoidance of state court forum shopping and (iii) efficiencies in managing the procedural aspects of securities litigation. Given these considerations, the Board of Directors has determined that it is in the best interests of our company and our stockholders that the Certificate of Incorporation be amended to include this federal forum selection provision. There is, however, uncertainty as to whether a court would enforce this provision.

Although we are seeking approval of this provision for the reasons cited above, if this provision is approved and implemented, the effects of this amendment may include, but are not limited to, that this provision could discourage claims or limit investors’ ability to bring a claim in a judicial forum that they find favorable.

This federal forum selection clause, if it is approved by our stockholders and becomes effective, would be in addition to a provision in our Certificate of Incorporation which provides that the Court of Chancery of the State of Delaware is the exclusive forum for: (A) any derivative action or proceeding brought on our behalf; (B) any action asserting a claim of breach of a fiduciary duty owed by any of our directors, officers or other employees to us or our stockholders; (C) any action asserting a claim against us arising pursuant to any provision of the DGCL, the Certificate of Incorporation or the Bylaws; or (D) any action asserting a claim against us governed by the internal affairs doctrine. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. Accordingly, the exclusive forum provision in our Certificate of Incorporation relating to the Court of Chancery of the State of Delaware does not apply to claims arising under the Exchange Act.

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Language of Proposed Amendment

If approved, the amendment would enable us to amend our Certificate of Incorporation by amending Article VII to read as follows:

“VII

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the Company; (B) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders; (C) any action asserting a claim against the Company arising pursuant to any provision of the DGCL, the Amended and Restated Certificate of Incorporation or the Bylaws of the Company; or (D) any action asserting a claim against the Company governed by the internal affairs doctrine. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States shall be the exclusive forum for the resolution of any claim arising under the Securities Act of 1933, as amended. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article VII.”

A copy of the proposed amendment to our Certificate of Incorporation is provided as Appendix C to this proxy statement.

Vote Required

Approval of the amendment to our Certificate of Incorporation requires the affirmative vote of the holders of 66-2/3% of the voting power of all outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class. Abstentions and broker non-votes are not considered affirmative votes and will have the same effect as a vote “against” this proposal. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your shares “FOR” this proposal.

If our stockholders approve the proposed amendment to the Certificate of Incorporation, it will become effective upon filing with the Secretary of State of the State of Delaware of a certificate setting forth the amendment, which we anticipate doing as soon as practicable following stockholder approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.

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EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our Board of Directors on its discussions, decisions and other actions. Our compensation committee reviews and approves corporate goals and objectives relating to the compensation of our Chief Executive Officer, evaluates the performance of our Chief Executive Officer in light of those goals and objectives and determines and approves the compensation of our Chief Executive Officer based on such evaluation. Our compensation committee has the sole authority to determine our Chief Executive Officer’s compensation. In addition, our compensation committee, in consultation with our Chief Executive Officer, reviews and approves all compensation for other officers, as well as the directors.

The compensation committee is authorized to retain the services of one or more executive compensation and benefits consultants or other outside experts or advisors as it sees fit, in connection with the establishment of our compensation programs and related policies.

The compensation committee has full authority to form and delegate authority to one or more subcommittees consisting solely of one or more members of the compensation committee as it deems appropriate from time to time. The compensation committee may delegate to the Chief Executive Officer or any other executive officer the authority to grant equity awards to employees of the Company who are not directors or officers of the Company, on such terms and subject to such limitations as the compensation committee may determine in compliance with Delaware corporate law.

Summary Compensation Table

The following table provides information regarding the compensation earned by our named executive officers for the year ended March 31, 2020 and March 31, 2019.

Name and Principal Position	Year	Salary Cost	Restricted Stock Awards (A)(C)	Option Awards (B)(C)	Bonus	Total

Steven A. Lisi	2020	$450,000	$546,535	$272,300	$-	$1,268,835
Chief Executive Officer and Chairman of the Board	2019	$450,000	$462,007	$1,927,657	$-	$2,839,657

Amir Avniel	2020	$400,000	$264,115	$155,600	$-	$819,715
President, Chief Operating Officer and Director	2019	$400,000	$220,200	$727,790	$-	$1,347,990

Douglas Beck, CPA (D)
Chief Financial Officer	2020	$250,000	$78,450	$77,800	$-	$406,250
	2019	$104,167	$-	$300,012	$-	$404,179

(A)	The fair market value of the restricted shares for stock-based expense is equal to the closing price of the Company’s stock at the date of grant based upon the total award. The restricted stock vests over five years.

(B)	This column represents the grant date fair value of the award in accordance with stock-based compensation rules under Accounting Standards Codification Topic 718. For a more detailed discussion of the valuation model and assumptions used to calculate the fair value of each restricted stock award and option award, refer to Note 5 of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2020 filed on June 23, 2020.

(C)	The respective agreements include a change of control provision that would automatically vest any unvested restricted stock or unvested stock options if triggered.

(D)	Mr. Beck was appointed as the Company’s Chief Financial Officer on November 1, 2018.

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Employment Agreements with Executive Officers

Our employment agreements with our executive officers contain provisions standard for a company in our industry regarding non-competition, confidentiality of information and assignment of inventions.

Employment Agreement with Steven Lisi

On June 30, 2018, we entered into an employment agreement with Mr. Lisi to serve as our Chief Executive Officer with an annual salary of $450,000, subject to review of the compensation committee at least annually. In addition to his base salary, Mr. Lisi is eligible to receive a short-term incentive bonus equal to a percentage of his base salary in effect at the end of the fiscal year, based partially on performance weighted bonus objectives established for Mr. Lisi by the Board of Directors (which includes both corporate objectives and individual objectives) for the fiscal year, with such objectives to be discussed with Mr. Lisi prior to being established, and partially based on the discretion of the Board of Directors. The target bonus percentage each fiscal year is an amount equal to 60% of Mr. Lisi’s base salary in effect at the end of each fiscal year. However, the actual short-term incentive bonus as determined by the Board of Directors may range from 0% to higher than 100% of the base salary. Any short-term incentive bonus shall be paid on or before April 15 of the following year and may include cash, stock options and restricted stock awards. If paid in stock options or restricted stock awards, the short-term incentive bonus must be paid separately from, and independently of, any long-term equity incentive award. Pursuant to the employment agreement, Mr. Lisi is also eligible to receive awards of stock options or restricted stock grants as may be determined from time to time by the Board of Directors or the compensation committee of the Board of Directors. Pursuant to the terms and conditions of employment, Mr. Lisi received options to purchase 400,000 shares of our common stock at an exercise price of $4.25 per share. 25% of the options vested on June 30, 2018 and thereafter an additional 25% vested on December 31, 2018 and December 31st of each of the two ensuing years thereafter until the options vested in full. The options expire on the tenth anniversary of the date of grant.

In the event of Mr. Lisi’s termination without “cause” or his resignation for “good reason”, as such terms are defined in his employment agreement, Mr. Lisi, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement, will be entitled to (i) severance equal to twenty-four months of base salary, payable in a lump sum, (ii) a lump sum payment equal to 1.5 times that of the most recent earned short-term incentive award, (iii) all outstanding options and restricted common stock awards held by Mr. Lisi would automatically vest and (iv) provided Mr. Lisi timely elects to continue health care coverage under the Consolidated Omnibus Reconciliation Act of 1985 (COBRA), continued participation by Mr. Lisi and his eligible dependents in our standard group medical and dental plans until the earlier of (a) the end of the 18th month following Mr. Lisi’s termination and (b) the date Mr. Lisi secures subsequent employment with medical and dental coverage.

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In the event of Mr. Lisi’s termination without “cause” or his resignation for “good reason”, in each case within three months prior to a “change of control”, as such term is defined in Mr. Lisi’s employment agreement, or within 18 months following a “change of control”, Mr. Lisi, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement, will be entitled to (i) a one-time grant of 650,000 shares of our common stock, (ii) all outstanding options and restricted common stock awards held by Mr. Lisi would automatically vest and (iii) provided Mr. Lisi timely elects to continue health care coverage under COBRA, continued participation by Mr. Lisi and his eligible dependents in our standard group medical and dental plans until the earlier of (a) the end of the 24th month following Mr. Lisi’s termination and (b) the date Mr. Lisi secures subsequent employment with medical and dental coverage.

Mr. Lisi’s employment agreement contains restrictive covenants relating to non-disclosure of confidential information, assignment of inventions, and non-solicitation of employees and customers that runs for a period of one year following his termination of employment for any reason.

Employment Agreement with Amir Avniel

On June 30, 2018, we entered into an employment agreement with Mr. Avniel to serve as our President and Chief Operating Officer with an annual salary of $400,000, subject to review of the compensation committee at least annually. In addition to his base salary, Mr. Avniel is eligible to receive a short-term incentive bonus equal to a percentage of his base salary in effect at the end of the fiscal year, based partially on performance weighted bonus objectives established for Mr. Avniel by the Board of Directors (which includes both corporate objectives and individual objectives) for the fiscal year, with such objectives to be discussed with Mr. Avniel prior to being established, and partially based on the discretion of the Board of Directors. The target bonus percentage each fiscal year is an amount equal to 60% of Mr. Avniel’s base salary in effect at the end of each fiscal year. However, the actual short-term incentive bonus as determined by the Board of Directors may range from 0% to higher than 100% of the base salary. Any short-term incentive bonus shall be paid on or before April 15 of the following year and may include cash, stock options and restricted stock awards. If paid in stock options or restricted stock awards, the short-term incentive bonus must be paid separately from, and independently of, any long-term equity incentive award. Pursuant to the employment agreement, Mr. Avniel is also eligible to receive awards of stock options or restricted stock grants as may be determined from time to time by the Board of Directors or the compensation committee of the Board of Directors. Pursuant to the terms and conditions of employment, Mr. Avniel received options to purchase 250,000 shares of our common stock at an exercise price of $4.25 per share. 25% of the options vested on June 30, 2018 and thereafter an additional 25% vested on December 31, 2018 and December 31st of each of the two ensuing years thereafter until the options vested in full. The options expire on the tenth anniversary of the date of grant.

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In the event of Mr. Avniel’s termination without “cause” or his resignation for “good reason”, as such terms are defined in his employment agreement, Mr. Avniel, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement, will be entitled to (i) severance equal to twenty-four months of base salary, payable in a lump sum, (ii) a lump sum payment equal to 1.5 times that of the most recent earned short-term incentive award, (iii) all outstanding options and restricted common stock awards held by Mr. Avniel would automatically vest and (iv) provided Mr. Avniel timely elects to continue health care coverage under COBRA, continued participation by Mr. Avniel and his eligible dependents in our standard group medical and dental plans until the earliest of (a) the end of the 18th month following Mr. Avniel’s termination and (b) the date Mr. Avniel secures subsequent employment with medical and dental coverage.

In the event of Mr. Avniel’s termination without “cause” or his resignation for “good reason”, in each case within three months prior to a “change of control”, as such term is defined in Mr. Avniel’s employment agreement, or within 18 months following a “change of control”, Mr. Avniel, subject to his execution and non-revocation of a release of claims and compliance with the restrictive covenants set forth in his employment agreement, will be entitled to (i) a one-time grant of 350,000 shares of our common stock, (ii) all outstanding options and restricted common stock awards held by Mr. Avniel would automatically vest and (iii) provided Mr. Avniel timely elects to continue health care coverage under COBRA, continued participation by Mr. Avniel and his eligible dependents in our standard group medical and dental plans until the earliest of (a) the end of the 24th month following Mr. Avniel’s termination and (b) the date Mr. Avniel secures subsequent employment with medical and dental coverage.

Mr. Avniel’s employment agreement contains restrictive covenants relating to non-disclosure of confidential information, assignment of inventions, and non-solicitation of employees and customers that runs for a period of one year following his termination of employment for any reason.

Employment Offer Letter Agreement with Douglas Beck

Pursuant to the terms of an employment offer letter agreement between the Company and Mr. Beck dated October 17, 2018. Mr. Beck will be paid an annual salary of $250,000 per year. In connection with the commencement of his employment, we issued Mr. Beck options to purchase 85,000 shares of common stock at an exercise price of $4.25 per share. Under Mr. Beck’s offer letter his employment is at will. In the event of termination without cause or resignation for good reason he will be entitled to a severance equal to one month’s base salary for every six months employed by the Company not to exceed six months of base salary, payable in a lump sum, and we will continue to contribute to his health and dental benefits in the same proportion as during employment for the same duration as severance payments are made. In the event of a termination upon a “change of control”, as that term will be more fully defined in a superseding agreement, Mr. Beck will receive severance equal to six month’s base salary, we will continue to provide health and dental benefits in the same proportion as during employment for six months and all of his outstanding options and restricted common stock awards that have not vested as of the date of termination will automatically vest of the date of termination.

Option Awards Granted During 2020

On March 11, 2020, Messrs. Lisi, Avniel and Beck were granted options to purchase 70,000, 40,000 and 20,000 shares of our common stock, respectively, with an exercise price of $5.32 per share, which was equal to the closing price of our common stock on the date of grant. The options vest annually over four years commencing on December 31, 2020.

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Equity Compensation Plan Information

We maintain the Second Amended and Restated 2013 Equity Incentive Plan (the “2013 Plan”). The 2013 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance share awards, and other stock-based awards (collectively, the “stock awards”). Stock awards may be granted under the 2013 Plan to our employees, directors and consultants, other than incentive stock options which may only be granted to employees of the Company.

The maximum number of shares of common stock available for issuance under the 2013 Plan is 4,100,000 shares.

The 2013 Plan is scheduled to terminate on August 13, 2028. No stock awards shall be granted pursuant to the 2013 Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to the 2013 Plan. No stock awards may be granted under the Plan while the Plan is suspended or after it is terminated.

The following table summarizes the total number of outstanding options and shares available for other future issuances of options under the 2013 Plan as of March 31, 2020.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under the Equity Compensation Plan (Excluding Shares in First Column)
Equity compensation plans approved by stockholders -	815,000	(1)	$5.51	191,067	(3)
Equity compensation plans not approved by stockholders	2,202,589	(2)	$4.52	-
Total	3,017,589		$5.015	191,067

(1)	Represents shares of common stock issuable upon exercise of outstanding stock options under the 2013 Plan that were approved by our stockholders.
(2)	Represents shares of common stock issuable upon exercise of outstanding stock options under the 2013 Plan that were not approved by our stockholders.
(3)	Represents 191,067 shares of common stock reserved for future issuance under the 2013 Plan.

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Outstanding Equity Awards as of March 31, 2020

		Equity awards (1)
Name	Date of Grant	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexcercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Steven A. Lisi	08/31/2018	300,000	100,000	-	4.25	08/13/2029	-	800,000
	03/31/2019	187,500	62,500		4.80	03/31/2029		500,000
	03/11/2020	-	70,000		5.32	03/11/2030		560,000
	12/31/2018						70,400
	01/01/2019						9,600
	12/31/2019						104,500
Amir Avniel	08/31/2018	125,000	125,000	-	4.25	08/13/2029	-	1,000,000
	03/31/2019	-	140,000		4.80	03/31/2029		1,120,000
	03/11/2020	-	40,000		5.32	03/11/2030		320,000
	12/31/2018						36,000
	01/01/2019						9,600
	12/31/2019						50,500
	02/20/2017	100,000	-		4.25	02/20/2027
Douglas Beck, CPA	11/01/2018	21,250	63,750		4.25	11/01/2028		510,000
	03/31/2019	3,750	11,250		4.80	03/31/2029		90,000
	03/11/2020	-	20,000		5.32	03/11/2030		160,000
	12/31/2019						15,000

(1)	The respective agreements include a change of control provision that would automatically vest any unvested restricted stock or unvested stock options if triggered. All options vest 25% annually over a four year period. All restricted stock vests 20% annually over a five year period.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information with respect to the beneficial ownership of our common stock by each person known by us to beneficially own more than 5.0% of any class of our voting securities together with:

●	each of our directors;

●	each of our named executive officers; and

●	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned. Percentage computations are based on 19,456,505 shares of our common stock outstanding as of January 11, 2021.

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Under the terms of the warrants issued by us to the holders listed below, no holder may exercise a warrant to the extent such exercise would cause such holder, together with its affiliates and any other persons acting as a group with such holder or any of its affiliates, to have acquired a number of shares of common stock which would exceed 4.99%, or, in the case of certain holders indicated below, 9.985%, (subject to an increase of such percentage to 9.99% on 61 days’ notice by the holder to the Company) of our then outstanding common stock, excluding for purposes of such determination shares of common stock issuable upon exercise of warrants that have not been exercised. We refer to the foregoing limitation applicable to each individual holder or group as the “Ownership Cap.” The share numbers in the table below do not reflect the Ownership Cap, but the figures contained in the “Percentage of Outstanding Shares” column reflect the Ownership Cap applicable to each holder.

Name and Address of Beneficial Owner (1)	Number of Shares		Percentage of Outstanding Shares (2)
5% Owners
Charles Mosseri Marlio	1,831,185	(3)	9.4%
Executive Officers and Directors
Steven A. Lisi	1,677,709	(5)	8.3	%(4)
Amir Avniel	826,861	(6)	4.1	%(4)
Ron Bentsur	281,305	(7)	1.4	%(4)
Dr. William Forbes	27,605	(8)	*
Robert F. Carey	108,668	(9)	*
Erick Lucera	37,342	(10)	*	(4)
Yoori Lee	42,039	(11)	*	(4)
Douglas Beck, CPA	76,460	(12)	*
Executive Officers and Directors as a Group (Eight persons)	3,077,989		14.7%

* Less than one percent (1.0%).

(1)	The address of these persons, unless otherwise noted, is c/o Beyond Air, Inc., 825 East Gate Boulevard, Suite 320 Garden City, New York, 11530.

(2)	Shares of common stock beneficially owned and, except as limited by the Ownership Cap, the respective percentages of beneficial ownership of common stock includes for each person or entity shares issuable on the exercise of all options and warrants and the conversion of other convertible securities beneficially owned by such person or entity that are currently exercisable or will become exercisable or convertible within 60 days following January 11, 2021. Such shares, however, are not included for the purpose of computing the percentage ownership of any other person.

(3)	Includes 108,816 shares of common stock issuable upon exercise of the warrants issued to Mr. Mosseri Marlio in connection with the $25 million unsecured loan facility agreement with certain lenders than we entered into on March 17, 2020 (the “Facility Agreement”).

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(4)	The provisions of the warrants issued by the Company in its 2017 and 2018 offerings beneficially owned by the holder restrict the exercise of such warrants to the extent that, upon such exercise, the number of shares then beneficially owned by the holder and any other person or entities with which such holder would constitute a Section 13(d) “group” would exceed 4.99% (subject to an increase of such percentage to 9.99%) of the total number of our then-outstanding shares of common stock.

(5)	Includes 200,446 shares of common stock issuable upon exercise of the warrants issued to Mr. Lisi in the Company’s 2017 and 2018 offerings. Includes 542,500 vested options to purchase shares of common stock.

(6)	Includes 45,676 shares of common stock issuable upon exercise of the warrants issued to Mr. Avniel in the Company’s 2017 and 2018 offerings. Includes 430,000 vested options to purchase common stock and 32,666 shares of common stock held by Dandelion Investments Ltd., over which Mr. Avniel has sole voting and dispositive power.

(7)	Includes 73,419 shares of common stock issuable upon exercise of the warrants issued to Mr. Bentsur in the Company’s 2017 and 2018 offerings. Includes 18,250 vested options to purchase shares of common stock.

(8)	Includes 22,750 vested options to purchase common stock.

(9)	Includes 19,250 vested options to purchase common stock.

(10)	Includes 1,171 shares of common stock issuable upon exercise of the warrants issued to Mr. Lucera in the Company’s 2018 offering, and 35,000 vested options to purchase common stock.

(11)	Includes 2,342 shares of common stock issuable upon exercise of the warrants issued to Ms. Lee in the Company’s 2018 offering and 32,500 vested options to purchase common stock.

(12)	Includes 55,000 vested options to purchase common stock.

RELATED PERSON TRANSACTIONS

We describe below transactions and series of similar transactions, since April 1, 2018, to which we were a party or will be a party, in which:

●	the amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of the company’s total assets at year end for the last two completed fiscal years; and

●	any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of our outstanding common stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities (each, a related person), had or will have a direct or indirect material interest.

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Purchases of Our Securities

On June 3, 2019, Steven Lisi, our Chief Executive Officer and Chairman, purchased 58,252 shares of our common stock from us at a purchase price of $5.15 per share, or $300,000. On December 12, 2019, Mr. Lisi purchased 190,437 shares of our common stock from us at a purchase price of $3.66 per share, or $697,000.

On June 3, 2019, Charles Mosseri-Marlio, one of our largest stockholders, purchased 385,000 shares of common stock from us at a purchase price of $5.00 per share or $1,925,000. On December 12, 2019, Mr. Mosseri-Marlio purchased 150,273 shares of our common stock from us at a purchase price of $3.66 per share, or $500,000. On March 17, 2020, Mr. Mosseri-Marlio loaned us $3,160,000 pursuant to the terms of the Facility Agreement. We have drawn down the first of five tranches of $5 million and have the ability to drawn down on an additional $5 million tranche at any time prior March 17, 2022 as well as the ability to draw down the remaining $15 million after the FDA approval of the LungFit™ PH product. Such tranches are at our option, provided however that we may only utilize tranches three through five following FDA approval of our the LungFit™ PH product. The loan(s) are unsecured with interest at 10% per year which is to be paid quarterly. The loans may be prepaid with certain prepayment penalties. The effective interest rate for this loan is 13.3% per year. Each tranche shall be repaid in installments commencing June 15, 2023 with all amounts outstanding under any tranche due on March 17, 2025. We received proceeds from the first tranche in fiscal year 2020. In connection with the first tranche, we issued, in March 2020, warrants to the lenders for the purchase of 172,826 shares of our common stock at $7.26 per share, including a warrant to purchase 108,816 shares of our common stock to Mr. Mosseri-Marlio. The warrants expire in five years. There are additional warrant issuances associated with each tranche. If the second tranche of $5 million is utilized by us, the warrants that will be issued is up to twenty five percent of its commitment value divided by the five day volume weighed average price (“VWAP”) prior to utilization date. For tranches three to five, if any of these tranches are utilized by us, the warrants that will be issued is up to ten percent of its commitment value divided by the five day VWAP.

Transactions with Related Persons

With respect to reviewing and approving related-party transactions, our audit committee will review related-party transactions for potential conflicts of interests or other improprieties. Under SEC rules, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of $120,000 or 1% of the average of the company’s total assets at year end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment and Board of Directors membership. Our audit committee could approve a related-party transaction if it determines that the transaction is in our best interests. Our directors are required to disclose to this committee or the full Board of Directors any potential conflict of interest, or personal interest in a transaction that our Board of Directors is considering. Our executive officers are required to disclose any related-party transaction to the audit committee. We also poll our directors on an annual basis with respect to related-party transactions and their service as an officer or director of other entities. Any director involved in a related-party transaction that is being reviewed or approved must recuse himself or herself from participation in any related deliberation or decision. Whenever possible, the transaction should be approved in advance and if not approved in advance, must be submitted for ratification as promptly as practical.

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OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended March 31, 2020, all of our officers, directors and greater than 10% beneficial owners have complied with Section 16(a) filing requirements on a timely basis, other than as set forth below:

Name	Number of Late or Missing Reports	Number of Transactions not Reported Timely
Robert Carey	One Form 4	One
Steven Lisi	Two Form 4s	Two
William Forbes	One Form 3 and one Form 4	One
Yoori Lee	One Form 4	One
Amir Avniel	Two Form 4s	Two
Douglas Beck	Three Form 4s	Three

Fiscal Year 2020 Annual Report and SEC Filings

Our financial statements for our fiscal year ended March 31, 2020 are included in our Annual Report on Form 10-K, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are posted on our website at www.beyondair.net and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Beyond Air, Inc., Attention: Investor Relations, 825 East Gate Blvd., Suite 320, Garden City, NY 11530.

* * *

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The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
Garden City, NY
January 22, 2021

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APPENDIX A

BEYOND AIR, INC. THIRD AMENDED AND RESTATED
2013 EQUITY INCENTIVE PLAN
(effective March 4, 2021)

1. Purpose; Eligibility.

1.1 General Purpose. This Beyond Air, Inc. Third Amended and Restated 2013 Equity Incentive Plan (the “Plan”) is hereby established by Beyond Air, Inc., a Delaware corporation (the “Company”), which amends and restates the Second Amended and Restated Beyond Air, Inc. 2013 Equity Incentive Plan. The purposes of the Plan are to (a) enable the Company and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2. Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

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“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 7.4 of the Plan.

“Cause” means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a) malfeasance in office;

(b) gross misconduct or neglect;

(c) false or fraudulent misrepresentation inducing the director’s appointment;

(d) wilful conversion of corporate funds; or

(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

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“Change in Control”

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

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“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Beyond Air, Inc. a Delaware corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

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“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date that the Company’s shareholders approve this Plan if such shareholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; or (ii) a material reduction in the Participant’s base salary or bonus opportunity.

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“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 7.4 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

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“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this Beyond Air, Inc. Amended and Restated 2013 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.6.

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“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

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(l) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

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3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 11, no more than 5,600,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3 Subject to adjustment in accordance with Section 11, no more than 5,600,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4 Reserved.

4.5 Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

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4.6 Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

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6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

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6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

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6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7. Provisions of Awards Other Than Options.

7.1 Stock Appreciation Rights.

(a) General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b) Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

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(c) Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e) Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f) Exercise Price

The exercise price of a Free Standing Right shall be determined by the Committee. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g) Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

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7.2 Restricted Awards.

(a) General

A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Stock and Restricted Stock Units

(i) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”).

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(c) Restrictions

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d) Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share). Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”); provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

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(f) Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3 Performance Share Awards.

(a) Grant of Performance Share Awards

Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b) Earning Performance Share Awards

The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

7.4 Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

8. Securities Law Compliance.

Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

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9. Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

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11. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12. Effect of Change in Control.

12.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a) In the event of a Participant’s termination of Continuous Service without Cause or for Good Reason during the 3-month period following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units as of the date of the Participant’s termination of Continuous Service.

(b) With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Awards in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

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To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13. Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

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13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14. General Provisions.

14.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2 Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

14.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4 Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

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14.6 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

14.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

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14.13 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.15 Expenses. The costs of administering the Plan shall be paid by the Company.

14.16 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.17 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.18 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16. Termination or Suspension of the Plan. The Plan shall terminate automatically on August 13, 2028. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17. Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of Beyond Air, Inc. on January 9, 2021. As approved by the shareholders of Beyond Air, Inc. on March 4, 2021.

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ANNEX A

TO THE THIRD AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
OF
BEYOND AIR, INC.

DEFINITIONS

For purposes of this Annex and the Grant Notification Letter, the following definitions shall apply:

(a) “Affiliate” - any “employing company” within the meaning of Section 102(a) of the Ordinance.

(b) “Approved 102 Option” - an Option granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Grantee.

(c) “Capital Gain Option (CGO)” - an Approved 102 Option elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

(d) “Controlling Shareholder” - shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

(e) “Date of Grant” – the date upon which the Option is granted to the Grantee.

(f) “Employee” - a person who is employed by the Company or its Affiliates, including an individual who is serving as a director or an office holder, but excluding any Controlling Shareholder, all as determined in Section 102 of the Ordinance.

(g) “Grantee” – a person who receives an Option under this Annex.

(h) “ITA” - the Israeli Tax Authorities.

(i) “Non-Employee” - a consultant, adviser, service provider, Controlling Shareholder or any other person who is not an Employee.

(j) “Ordinary Income Option (OIO)” - an Approved 102 Option elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

(k) “102 Option” - any Option granted to Employees pursuant to Section 102 of the Ordinance.

(l) “3(i) Option” - an Option granted pursuant to Section 3(i) of the Ordinance to any person who is a Non-Employee.

(m) “Ordinance” - the Israeli Income Tax Ordinance [New Version] 1961 as now in effect or as hereafter amended.

(n) “Section 102” - Section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

(o) “Trustee” - any individual appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

(p) “Unapproved 102 Option” - an Option granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

For the avoidance of any doubt, it is hereby clarified that any capitalized terms not specifically defined in this Annex shall be construed according to the interpretation given to it in the Plan.

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ANNEX A - ISRAEL

1. GENERAL

1.1 This Annex (the: “Annex”) shall apply only to Grantees who are residents of the State of Israel at the Date of Grant or those who are deemed to be residents of the state of Israel for the payment of tax at the Date of Grant. The provisions specified hereunder shall form an integral part of Section 4 of the Amended and Restated 2013 Equity Incentive Plan (the: “Plan”) of Beyond Air, Inc. (the: “Company”) and in particular Section 4 of the Plan (hereinafter: the “Scheme”), which applies to the issuance of options to purchase shares of Common Stock (the “Shares”) of the Company. According to the Scheme, Options to purchase the Company’s Shares may be issued to employees, directors, consultants and service provides of the Company or its affiliates. The tax rules and the US tax provisions and regulations shall not apply to any grants hereunder to a Grantee who is a resident of the State of Israel at the Date of Grant or those who are deemed to be residents of the State of Israel for the payment of tax at the Date of Grant.

1.2 This Annex is effective with respect to Options granted following Amendment no. 132 of the Ordinance, which entered into force on January 1, 2003.

1.3 This Annex is to be read as a continuation of the Scheme and only modifies Options granted to Israeli Grantees so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 (as specified herein), as may be amended or replaced from time to time. For the avoidance of doubt, this Annex does not add to or modify the Scheme in respect of any other category of Grantees.

1.4 The Scheme and this Annex are complimentary to each other and shall be deemed as one. In any case of contradiction, whether explicit or implied, between the provisions of this Annex and the Scheme, the provisions set out in the Annex shall prevail.

2. ISSUANCE OF OPTIONS

2.1 The persons eligible for participation in the Scheme as Grantees shall include any Employees and/or Non-Employees of the Company or of any Affiliate; provided, however, that (i) Employees may only be granted 102 Options; and (ii) Non-Employees and/or Controlling Shareholders may only be granted 3(i) Options.

2.2 The Company may designate Options granted to Employees pursuant to Section 102 as Unapproved 102 Options or Approved 102 Options.

2.3 The grant of Approved 102 Options shall be made under this Annex adopted by the Board, and shall be conditioned upon the approval of this Annex by the ITA.

2.4 Approved 102 Options may either be classified as Capital Gain Options (“CGOs”) or Ordinary Income Options (“OIOs”).

2.5 No Approved 102 Options may be granted under this Annex to any eligible Employee, unless and until, the Company’s election of the type of Approved 102 Options as CGO or OIO granted to Employees (the: “Election”), is appropriately filed with the ITA. Such Election shall become effective beginning the first date of grant of an Approved 102 Option under this Annex and shall remain in effect at least until the end of the year following the year during which the Company first granted Approved 102 Options. The Election shall obligate the Company to grant only the type of Approved 102 Option it has elected, and shall apply to all Grantees who were granted Approved 102 Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Options simultaneously.

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2.6 All Approved 102 Options must be held in trust by a Trustee, as described in Section 3 below.

2.7 For the avoidance of doubt, the designation of Unapproved 102 Options and Approved 102 Options shall be subject to the terms and conditions set forth in Section 102.

3. TRUSTEE

3.1 Approved 102 Options which shall be granted under this Annex and/or any Shares allocated or issued upon exercise of such Approved 102 Options and/or other shares received subsequently following any realization of rights, including without limitation bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Grantees for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the: “Holding Period”). In the case the requirements for Approved 102 Options are not met, then the Approved 102 Options may be regarded as Unapproved 102 Options, all in accordance with the provisions of Section 102.

3.2 Notwithstanding anything to the contrary, the Trustee shall not release any Shares allocated or issued upon exercise of Approved 102 Options prior to the full payment of the Grantee’s tax liabilities arising from Approved 102 Options which were granted to him and/or any Shares allocated or issued upon exercise of such Options.

3.3 With respect to any Approved 102 Option, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, a Grantee shall not sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Grantee.

3.4 Upon receipt of Approved 102 Option, the Grantee will sign an undertaking in which he or she will give his or her consent to the grant of the Option under Section 102, and will undertake to comply with the terms of Section 102 and the trust agreement between the Company and the Trustee. Furthermore, each Grantee shall sign and execute an undertaking in relation to the voting of any Share received upon the exercise of an Approved 102 Option.

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4. THE OPTIONS

The terms and conditions, upon which the Options shall be issued and exercised, shall be as specified in a letter to be executed pursuant to the Scheme and to this Annex (the: “Grant Notification Letter”). Each Grant Notification Letter shall state, inter alia, the number of Shares to which the Option relates, the type of Option granted thereunder (whether a CGO, OIO, Unapproved 102 Option or a 3(i) Option), the vesting provisions and the Purchase Price.

5. FAIR MARKET VALUE

Without derogating from the definition of “Fair Market Value” enclosed in the Scheme and solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant the Company’s shares are listed on any established stock exchange or a national market system or if the Company’s shares will be registered for trading within ninety (90) days following the date of grant of the CGOs, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company’s shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

6. EXERCISE OF OPTIONS

6.1 Options shall be exercised by the Grantee by giving a written notice to the Company and/or to any third party designated by the Company (the: “Representative”), in such form and method as may be determined by the Company and, when applicable, by the Trustee, in accordance with the requirements of Section 102, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the Purchase Price for the number of Shares with respect to which the option is being exercised, at the Company’s or the Representative’s principal office. The notice shall specify the number of Shares with respect to which the option is being exercised.

6.2 Without derogating from Section 11(2) of the Plan, and in addition thereto, with respect to Approved 102 Options, any shares of Common Stock allocated or issued upon the exercise of an Approved 102 Option, shall be voted in accordance with the provisions of Section 102 and any rules, regulations or orders promulgated thereunder.

7. ASSIGNABILITY AND SALE OF OPTIONS

7.1 Notwithstanding any other provision of the Scheme, no Option or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Grantee each and all of such Grantee’s rights to purchase Shares hereunder shall be exercisable only by the Grantee.

Any such action made directly or indirectly, for an immediate validation or for a future one, shall be void.

7.2 As long as Options or Shares purchased pursuant to thereto are held by the Trustee on behalf of the Grantee, all rights of the Grantee over the shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

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8. INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER’S PERMIT

8.1 With regards to Approved 102 Options, the provisions of the Scheme and/or the Annex and/or the Grant Notification Letter shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Scheme and of the Annex and of the Grant Notification Letter.

8.2 Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Scheme or the Annex or the Grant Notification Letter, shall be considered binding upon the Company and the Grantees.

9. DIVIDEND

Subject to the Company’s incorporation documents, with respect to all Shares (but excluding, for avoidance of any doubt, any unexercised options) allocated or issued upon the exercise of Options and held by the Grantee or by the Trustee as the case may be, the Grantee shall be entitled to receive dividends in accordance with the quantity of such shares, and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102 and the rules, regulations or orders promulgated thereunder.

10. TAX CONSEQUENCES

10.1 Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, and/or its Affiliates, and the Trustee or the Grantee), hereunder, shall be borne solely by the Grantee. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Grantee shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Grantee.

10.2 The Company and/or, when applicable, the Trustee shall not be required to release any share certificate to a Grantee until all required payments have been fully made.

10.3 With respect to Unapproved 102 Option, if the Grantee ceases to be employed by the Company or any Affiliate, the Grantee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

11. GOVERNING LAW & JURISDICTION

This Annex shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of the State of Delaware shall have sole jurisdiction in any matters pertaining to this Annex.

* * *

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APPENDIX B

BEYOND AIR, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN

beyond air, inc.

2021 EMPLOYEE STOCK PURCHASE PLAN

B-1

Beyond air, inc.

2021 Employee Stock Purchase Plan

1. Purpose and Interpretation

(a) The purpose of the Plan is to encourage and to enable Eligible Employees of the Company and its Participating Affiliates, through after-tax payroll deductions, to acquire proprietary interests in the Company through the purchase and ownership of shares of Stock. The Plan is intended to benefit the Company and its stockholders by (a) incentivizing Participants to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability and that will benefit its stockholders and other important stakeholders and (b) encouraging Participants to remain in the employ of the Company or its Participating Affiliates.

(b) The Plan and the ESPP Options granted under the Plan are intended to satisfy the requirements for an “employee stock purchase plan” under Code Section 423. Notwithstanding the foregoing, the Company makes no undertaking to, nor representation that it will, maintain the qualified status of the Plan or any ESPP Options granted under the Plan. In addition, ESPP Options that do not satisfy the requirements for an “employee stock purchase plan” under Code Section 423 may be granted under the Plan pursuant to the rules, procedures, or sub-plans adopted by the Administrator, in its sole discretion, for certain Eligible Employees.

2. Definitions

(a) “Account” shall mean a bookkeeping account established and maintained to record the amount of funds accumulated pursuant to the Plan with respect to a Participant for the purpose of purchasing shares of Stock under the Plan.

(b) “Administrator” shall mean the Board, the Compensation Committee of the Board, or any other committee of the Board designated by the Board to administer the Plan.

(c) “Board” shall mean the Board of Directors of the Company.

(d) “Change in Control” shall have the meaning set forth in the Company’s 2013 Equity Incentive Plan, as amended and restated, or any successor omnibus incentive plan.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code Section.

(f) “Company” shall mean Beyond Air, Inc., a Delaware corporation, and any successor thereto.

(g) “Custodian” shall mean the third-party administrator designated by the Administrator from time to time.

(h) “Effective Date” shall mean March 4, 2021 the date of the Company’s 2021 annual meeting of stockholders, subject to approval of the Plan by the Company’s stockholders on such date.

B-2

(i) “Eligible Compensation” shall mean, unless otherwise established by the Administrator prior to the start of an Offering Period, regular base compensation paid to a Participant by the Company or a Participating Affiliate as compensation for services to the Company or Participating Affiliate, including such amounts of base compensation as are deferred by the Participant: (x) under a qualified cash or deferred arrangement described in Section 401(k) of the Code; or (ii) to a plan qualified under Section 125 of the Code. Unless otherwise determined by the Administrator prior to the start of an Offering Period, “Eligible Compensation” does not include overtime, bonuses, annual awards, equity-based awards, other incentive payments, reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Participant’s behalf by the Company or one or more Participating Affiliates under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

(j) “Eligible Employee” shall mean a natural person who has been a full-time or part-time employee (including an officer) of the Company or a Participating Affiliate for at least three (3) months as of an Offering Date, except the following, who shall not be eligible to participate under the Plan: (i) an employee whose customary employment is twenty (20) hours or less per week, (ii) an employee whose customary employment is for not more than five (5) months in any calendar year, (iii) an employee who, after exercising his or her rights to purchase shares of Stock under the Plan, would own (directly or by attribution pursuant to Code Section 424(d)) shares of Stock (including shares that may be acquired under any outstanding ESPP Options) representing five percent (5%) or more of the total combined voting power of all classes of stock of the Company, (iv) an employee who is a citizen or resident of a foreign jurisdiction (without regard to whether such employee is also a U.S. citizen or resident alien), if the grant of an ESPP Option under the Plan or an Offering Period to such employee is prohibited under the laws of such foreign jurisdiction or compliance with the laws of such foreign jurisdiction would cause the Plan or an Offering Period to violate the requirements of Code Section 423 and (v) any other natural person whom the Administrator determines to exclude from an offering designed to satisfy the requirements of Code Section 423, provided such exclusion is permitted by Code Section 423 and the guidance issued thereunder. The Administrator may, at any time in its sole discretion, if it deems it advisable to do so, exclude the participation of the employees of a particular Participating Affiliate from eligibility to participate in a future Offering Period. Notwithstanding the foregoing, for purposes of a Non-423(b) Offering under the Plan, if any, the Administrator shall have the authority, in its sole discretion, to establish a different definition of Eligible Employee as it may deem advisable or necessary.

(k) “Enrollment Form” shall mean the agreement(s) between the Company and an Eligible Employee, in such written, electronic, or other format and/or pursuant to such written, electronic, or other process as may be established by the Administrator from time to time, pursuant to which an Eligible Employee elects to participate in the Plan or to which a Participant elects to make changes with respect to the Participant’s participation as permitted by the Plan.

(l) “Enrollment Period” shall mean that period of time prescribed by the Administrator, which period shall conclude prior to the Offering Date, during which Eligible Employees may elect to participate in an Offering Period. The duration and timing of Enrollment Periods may be changed or modified by the Administrator from time to time.

(m) “ESPP Option” shall mean the right granted to Participants to purchase shares of Stock pursuant to an offering under the Plan.

(n) “Fair Market Value” shall mean the value of each share of Stock subject to the Plan on a given date determined as follows: (i) if on such date the shares of Stock are listed on an established national or regional stock exchange or are publicly traded on an established securities market, the Fair Market Value of the shares of Stock shall be the closing price of the shares of Stock on such exchange or in such market (the exchange or market selected by the Administrator if there is more than one such exchange or market) on such date or, if such date is not a Trading Day, on the Trading Day immediately preceding such date, or, if no sale of the shares of Stock is reported for such Trading Day, on the next preceding day on which any sale shall have been reported; or (ii) if the shares of Stock are not listed on such an exchange or traded on such a market, the Fair Market Value of the shares of Stock shall be determined by the Administrator in good faith.

B-3

(o) “Holding Period” shall have the meaning set forth in Section 10(c)(i).

(p) “Non-423(b) Offering” shall mean the rules, procedures, or sub-plans, if any, adopted by the Administrator, in its sole discretion, as a part of the Plan, pursuant to which ESPP Options that do not satisfy the requirements for “employee stock purchase plans” that are set forth under Code Section 423 may be granted to Eligible Employees as a separate offering under the Plan.

(q) “Offering Date” shall mean the first day of any Offering Period under the Plan.

(r) “Offering Period” shall mean the period determined by the Administrator pursuant to Section 7, which period shall not exceed twenty-seven (27) months, during which payroll deductions are accumulated for the purpose of purchasing Stock under the Plan.

(s) “Outstanding Election” shall mean a Participant’s then-current election to purchase shares of Stock in an Offering Period, or that part of such an election which has not been cancelled (including any voluntary cancellation under Section 6(c) and deemed cancellation under Section 11) prior to the close of business on the last Trading Day of the Offering Period (or if an Offering Period has multiple Purchase Periods, the last Trading Day of the Purchase Period) or such other date as determined by the Administrator.

(t) “Participant” shall mean an Eligible Employee who has elected to participate in the Plan pursuant to Section 5.

(u) “Participating Affiliate” shall mean any Subsidiary designated by the Administrator from time to time, in its sole discretion, whose employees may participate in the Plan or in a specific Offering Period under the Plan, if such employees otherwise qualify as Eligible Employees.

(v) “Plan” shall mean this Beyond Air, Inc. 2021 Employee Stock Purchase Plan, as it may be amended from time to time.

(w) “Purchase Period” shall mean the period during an Offering Period designated by the Administrator on the last Trading Day of which purchases of Stock are made under the Plan. An Offering Period may have one or more Purchase Periods.

(x) “Purchase Price” shall mean the purchase price at which shares of Stock may be purchased under the Plan, which shall be set by the Administrator from time to time.

(y) “Stock” shall mean the common stock, $0.0001 par value per share, of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 12.

(z) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the Effective Date shall be considered a Subsidiary commencing as of such date.

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(aa) “Termination of Employment” shall mean, with respect to a Participant, a cessation of the employee-employer relationship between the Participant and the Company or a Participating Affiliate for any reason,

(i) including, without limitation, (A) a termination by resignation, discharge, death, disability, retirement, or the disaffiliation of a Subsidiary, (B) unless otherwise determined or provided by the Administrator, a transfer of employment to a Subsidiary that is not a Participating Affiliate as of the first day immediately following the three (3)-month period following such transfer, and (C) a termination of employment where the individual continues to provide certain services to the Company or a Subsidiary in a non-employee role, but

(ii) excluding (A) such termination of employment where there is a simultaneous reemployment of the Participant by the Company or a Participating Affiliate and (B) any bona fide and Company-approved or Participating Affiliate-approved leave of absence, such as family leave, parental leave, medical leave, personal leave, and military leave, or such other leave that meets the requirements of Treasury Regulations section 1.421-1(h)(2); provided, however, where the period of leave exceeds three (3) months and the employee’s right to reemployment is not guaranteed either by statute or by contract, the employee-employer relationship will be deemed to have terminated on the first day immediately following such three (3)-month period.

(bb) “Trading Day” shall mean a day on which The Nasdaq Stock Market LLC is open for trading.

3. Shares Subject to the Plan

(a) Share Reserve. Subject to adjustment as provided in Section 12, the maximum number of shares of Stock that may be issued pursuant to ESPP Options granted under the Plan (including any Non-423(b) Offering established hereunder) is seven hundred fifty thousand (750,000) shares. The shares of Stock reserved for issuance under the Plan may be authorized but unissued shares, treasury shares, or shares purchased on the open market.

(b) Participation Adjustment as a Result of the Share Reserve. If the Administrator determines that the total number of shares of Stock remaining available under the Plan is insufficient to permit the number of shares of Stock to be purchased by all Participants on the last Trading Day of an Offering Period (or if an Offering Period has multiple Purchase Periods, on the last Trading Day of the Purchase Period) pursuant to Section 9, the Administrator shall make a participation adjustment, where the number of shares of Stock purchasable by all Participants shall be reduced proportionately in as uniform and equitable a manner as is reasonably practicable, as determined in the Administrator’s sole discretion. After such adjustment, the Administrator shall refund in cash all affected Participants’ Account balances for such Offering Period as soon as practicable thereafter.

(c) Applicable Law Limitations on the Share Reserve. If the Administrator determines that some or all of the shares of Stock to be purchased by Participants on the last Trading Day of an Offering Period (or if an Offering Period has multiple Purchase Periods, the last Trading Day of the Purchase Period) would not be issued in accordance with applicable laws or any approval by any regulatory body as may be required or the shares of Stock would not be issued pursuant to an effective Form S-8 registration statement or that the issuance of some or all of such shares of Stock pursuant to a Form S-8 registration statement is not advisable due to the risk that such issuance will violate applicable laws, the Administrator may, without Participants’ consent, terminate any outstanding Offering Period and the ESPP Options granted thereunder and refund in cash all affected Participants’ Account balances for such Offering Period as soon as practicable thereafter.

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4. Administration

(a) Generally. The Plan shall be administered under the direction of the Administrator. Subject to the express provisions of the Plan, the Administrator shall have full authority, in its sole discretion, to take any actions it deems necessary or advisable for the administration of the Plan, including, without limitation:

(i) Interpreting and construing the Plan and ESPP Options granted under the Plan; prescribing, adopting, amending, suspending, waiving, and rescinding rules and regulations as it deems appropriate to administer and implement the Plan, including amending any outstanding ESPP Option, as it may deem advisable or necessary to comply with applicable laws; correcting any defect or supplying any omission or reconciling any inconsistency in the Plan or ESPP Options granted under the Plan; and making all other decisions and determinations necessary and advisable in administering the Plan;

(ii) Making determinations relating to eligibility;

(iii) Determining the Purchase Price;

(iv) Establishing the timing and length of Offering Periods and Purchase Periods;

(v) Establishing minimum and maximum contribution rates;

(vi) Establishing new or changing existing limits on the number of shares of Stock a Participant may elect to purchase with respect to any Offering Period, if such limits are announced prior to the first Offering Period to be affected;

(vii) Delegating to one or more individuals such duties and functions related to the operation and administration of the Plan as the Administrator so determines, except to the extent prohibited by applicable law;

(viii) Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws of any countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for grants under the Plan, adopting such rules, procedures, or sub-plans as may be deemed advisable or necessary to comply with the laws of countries other than the United States, to allow for tax-preferred treatment of the ESPP Options or otherwise to provide for the participation by Eligible Employees who reside outside of the United States, including determining which Eligible Employees are eligible to participate in the Non-423(b) Offering or other sub-plans established by the Administrator and taking any such action as necessary or advisable to obtain approval or to comply with any local governmental regulatory exemptions or approvals;

(ix) Establishing the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars and permitting payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the processing of properly completed Enrollment Forms; and

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(x) Furnishing to the Custodian such information as the Custodian may require.

The Administrator’s determinations under the Plan shall be final, binding, and conclusive upon all persons.

(b) Custodian. If the Administrator designates a Custodian for the Plan, the Custodian shall act as custodian under the Plan and shall perform such duties as requested by the Administrator in accordance with any agreement between the Company and the Custodian. The Custodian shall establish and maintain, as agent for each Participant, an Account and any subaccounts as may be necessary or desirable for the administration of the Plan.

(c) No Liability. Neither the Board, the Compensation Committee of the Board, any other committee of the Board, or the Custodian, nor any of their respective agents or designees, shall be liable to any person (i) for any act, failure to act, or determination made in good faith with respect to the Plan or ESPP Options granted under the Plan or (ii) for any tax (including any interest and penalties) by reason of the failure of the Plan, an ESPP Option, or an Offering Period to satisfy the requirements of Code Section 423, the failure of the Participant to satisfy the requirements of Code Section 423, or otherwise asserted with respect to the Plan, ESPP Options granted under the Plan, or shares of Stock purchased or deemed purchased under the Plan.

5. Participation in the Plan and in an Offering Period

(a) Generally. An Eligible Employee may become a Participant for an Offering Period under the Plan by completing the prescribed Enrollment Form and submitting such Enrollment Form to the Company (or the Company’s designee), in the format and pursuant to the process as prescribed by the Administrator, during the Enrollment Period prior to the commencement of the Offering Period to which it relates. If properly completed and timely submitted, the Enrollment Form will become effective for the first Offering Period following submission of the Enrollment Form and all subsequent Offering Periods as provided by Section 5(b) until (i) it is terminated in accordance with Section 11, (ii) it is modified by filing another Enrollment Form in accordance with this Section 5(a) (including an election is made to cease payroll deductions in accordance with Section 6(c)), or (iii) the Participant is otherwise ineligible to participate in the Plan or in a subsequent Offering Period.

(b) Automatic Re-Enrollment. Unless otherwise established by the Administrator prior to the start of an Offering Period, following the end of each Offering Period, each Participant shall automatically be re-enrolled in the next Offering Period at the applicable rate of payroll deductions in effect on the last Trading Day of the prior Offering Period or otherwise as provided under Section 6, unless (i) the Participant has experienced a Termination of Employment, or (ii) the Participant is otherwise ineligible to participate in the Plan or in the next Offering Period. Notwithstanding the foregoing, the Administrator may require current Participants to complete and submit a new Enrollment Form at any time it deems necessary or desirable to facilitate Plan administration or for any other reason.

6. Payroll Deductions

(a) Generally. Each Participant’s Enrollment Form shall contain a payroll deduction authorization pursuant to which he or she shall elect, unless otherwise established by the Administrator prior to the start of an Offering Period, to have a designated whole percentage of Eligible Compensation between one percent (1%) and fifteen percent (15%) deducted, on an after-tax basis, on each payday during the Offering Period and credited to the Participant’s Account for the purchase of shares of Stock pursuant to the offering. Notwithstanding the foregoing, if local law prohibits payroll deductions, a Participant may elect to participate in an Offering Period through contributions to his or her Account in a format and pursuant to a process acceptable to the Administrator. In such event, any such Participant shall be deemed to participate in a separate offering under the Plan, unless the Administrator otherwise expressly provides.

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(b) Insufficiency of Contributions. Subject to Section 6(e), if in any payroll period a Participant has no pay or his or her pay is insufficient (after other authorized deductions) to permit deduction of the full amount of his or her payroll deduction election, then (i) the payroll deduction election for such payroll period shall be reduced to the amount of pay remaining, if any, after all other authorized deductions, and (ii) the percentage or dollar amount of Eligible Compensation shall be deemed to have been reduced by the amount of the reduction in the payroll deduction election for such payroll period. Deductions of the full amount originally elected by the Participant will recommence as soon as his or her pay is sufficient to permit such payroll deductions; provided, however, no additional amounts shall be deducted to satisfy the Outstanding Election.

(c) Cessation after Offering Date. A Participant may cease his or her payroll deductions during an Offering Period by properly completing and timely submitting a new Enrollment Form to the Company (or the Company’s designee), in the format and pursuant to the process as prescribed by the Administrator, at any time prior to the last day of such Offering Period (or if an Offering Period has multiple Purchase Periods, the last day of such Purchase Period). Any such cessation in payroll deductions shall be effective as soon as administratively practicable thereafter and shall remain in effect for successive Offering Periods as provided in Section 5(b) unless the Participant submits a new Enrollment Form for a later Offering Period in accordance with Section 5(a). A Participant may only increase or decrease his or her rate of payroll deductions in accordance with Section 6(d).

(d) Modification Prior to Offering Date. A Participant may increase or decrease his or her rate of payroll deductions, to take effect on the Offering Date of the Offering Period following submission of the Enrollment Form, by properly completing and timely submitting a new Enrollment Form in accordance with Section 5(a).

(e) Authorized Leave or Disability after Offering Date. Subject to Section 11, if a Participant is absent from work due to an authorized leave of absence or disability (and has not experienced a Termination of Employment), such Participant shall have the right to elect (i) to remain a Participant in the Plan for the then-current Offering Period (or if an Offering Period has multiple Purchase Periods, the then-current Purchase Period) but to cease his or her payroll deductions in accordance with Section 6(c), or (ii) to remain a Participant in the Plan for the then-current Offering Period (or if an Offering Period has multiple Purchase Periods, the then-current Purchase Period) but to authorize payroll deductions to be made from payments made by the Company or a Participating Affiliate to the Participant during such leave of absence or disability, and to undertake to make additional cash payments to the Plan at the end of each payroll period during the Offering Period to the extent that the payroll deductions from payments made by the Company or a Participating Affiliate to such Participant are insufficient to meet such Participant’s Outstanding Election. Neither the Company nor a Participating Affiliate shall advance funds to a Participant if the Participant’s payroll deductions during the Participant’s leave of absence or disability are insufficient to fund the Participant’s Account at his or her Outstanding Election.

(f) Withdrawal. At any time during an Offering Period, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering Period by submitting to the Company, or a third party designated by the Administrator, a notice of withdrawal in such form as the Company requires. Such withdrawal may be elected at any time, but must be received prior to the end of the Offering Period in accordance with the withdrawal deadline and other procedures established by the Administrator. Upon withdrawal from the Offering Period by a Participant, the Company shall distribute to such Participant all of his or her remaining accumulated payroll deductions under the Offering Period, without interest, and such Participant’s interest in the Offering Period shall be automatically terminated. A Participant’s withdrawal from an Offering Period will have no effect on his or her eligibility to participate in subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws, but the Participant will be required to complete and submit a new Enrollment Form in order to participate in subsequent Offering Periods under the Plan. A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan, which may hereafter be adopted by the Company.

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7. Offering Periods and Purchase Periods; Purchase Price

(a) The Administrator shall determine from time to time, in its sole discretion, the Offering Periods and Purchase Periods under the Plan. Each Offering Period shall consist of one or more Purchase Periods, as determined by the Administrator. Unless otherwise established by the Administrator prior to the start of an Offering Period, the Plan shall have two (2) Offering Periods (with concurrent Purchase Periods) that commence each calendar year, and each Offering Period shall be of approximately six (6) months’ duration, with the first such Offering Period beginning on the first Trading Day of January and ending on the last Trading Day of the immediately following June, and the second such Offering Period beginning on the first Trading Day of July and ending on the last Trading Day of the immediately following December; provided, however, that the first Offering Period under the Plan shall commence on the first Trading Day of July following the Effective Date and shall end on the last Trading Day of the immediately following December.

(b) The Administrator shall determine from time to time, in its sole discretion, the Purchase Price of each share of Stock for an Offering Period; provided, however, that the Purchase Price shall not be less than the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a share of Stock on the first Trading Day of the Offering Period and (ii) eighty-five percent (85%) of the Fair Market Value of a share of Stock on the last Trading Day of the Offering Period (or if an Offering Period has multiple Purchase Periods, on the last Trading Day of the Purchase Period). Unless otherwise established by the Administrator prior to the start of an Offering Period, the Purchase Price shall be equal to the lesser of (x) eighty-five percent (85%) of the Fair Market Value of a share of Stock on the first Trading Day of the Offering Period and (y) eighty-five percent (85%) of the Fair Market Value of a share of Stock on the last Trading Day of the Offering Period.

8. Grant of ESPP Option

(a) Grant of ESPP Option. On each Offering Date, each Participant in such Offering Period shall automatically be granted an ESPP Option to purchase as many whole shares of Stock as the Participant will be able to purchase with the payroll deductions credited to the Participant’s Account during the applicable Offering Period.

(b) 5% Owner Limit. Notwithstanding any provisions of the Plan to the contrary, no Participant shall be granted an ESPP Option to purchase shares of Stock under the Plan if such Participant (or any other person whose Stock would be attributed to such Participant pursuant to Code Section 424(d)), immediately after such ESPP Option is granted, would own or hold ESPP Options to purchase shares of Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

(c) Other Limitation. The Administrator may determine, as to any Offering Period, that the offering shall not be extended to “highly compensated employees” within the meaning of Code Section 414(q).

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9. Purchase of Shares of Stock; Purchase Limitations

(a) Purchase. Unless the Participant’s participation in the Plan has otherwise been terminated as provided in Section 11, such Participant will be deemed to have automatically exercised his or her ESPP Option to purchase Stock on the last Trading Day of the Offering Period (or if an Offering Period has multiple Purchase Periods, the last Trading Day of the Purchase Period) for the maximum number of shares of Stock that may be purchased at the Purchase Price with the Participant’s Account balance at that time; provided, however, the number of shares of Stock purchased is subject to adjustment by Section 3, this Section 9, and Section 12. The Administrator shall cause the amount credited to each Participant’s Account to be applied to such purchase, and the amount applied to purchase shares of Stock pursuant to an ESPP Option shall be deducted from the applicable Participant’s Account.

(b) Limit on Number of Shares Purchased. Notwithstanding Section 8(a) or Section 9(a), in no event may a Participant purchase more than ten thousand (10,000) shares of Stock in any one Offering Period; provided, however, that the Administrator may, in its sole discretion, prior to the start of an Offering Period, set a different limit on the number of shares of Stock a Participant may purchase during such Offering Period.

(c) Limit on Value of Shares Purchased. Notwithstanding any provisions of the Plan to the contrary, excluding ESPP Options granted pursuant to any Non-423(b) Offering, no Participant shall be granted an ESPP Option to purchase shares of Stock under the Plan which permits the Participant’s rights to purchase shares under all “employee stock purchase plans” (described in Code Section 423) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the aggregate Fair Market Value of such shares of Stock (determined at the time such ESPP Options are granted) for each calendar year in which such ESPP Options are outstanding at any time.

(d) No Fractional Shares. Notwithstanding any provisions of the Plan to the contrary, no Participant may exercise an ESPP Option to purchase less than one whole share of Stock, certificates representing fractional shares will not be delivered to Participants under any circumstances, and any ESPP Option to purchase less than one whole share of Stock shall be automatically terminated on the last Trading Day of the Offering Period (or if an Offering Period has multiple Purchase Periods, the last Trading Day of the Purchase Period). Unless the Participant’s participation in the Plan has otherwise been terminated as provided in Section 11 or the Participant withdraws from the Plan as provided in Section 6(f), the portion of a Participant’s Account balance remaining as a result of a Participant’s inability to exercise an ESPP Option to purchase less than one whole share of Stock shall be accumulated and retained in the Participant’s Account for the subsequent Purchase Period.

10. Stock Issuance; Stockholder Rights; and Sales of Plan Shares

(a) Stock Issuance and Account Statements. Shares of Stock purchased under the Plan will be held by the Custodian. The Custodian may hold the shares of Stock purchased under the Plan by book entry or in the form of stock certificates in nominee names and may commingle shares held in its custody in a single account without identification as to individual Participants. The Company shall cause the Custodian to deliver to each Participant a statement for each Offering Period during which the Participant purchases Stock under the Plan, which statement shall reflect, for each such Participant, (i) the amount of payroll deductions withheld during the Offering Period, (ii) the number of shares of Stock purchased, (iii) the aggregate Purchase Price of the shares of Stock purchased, (iv) the Purchase Price per share, (v) the brokerage fees and commissions paid (if any), and (vi) the total number of shares of Stock held by the Custodian for the Participant as of the end of the Offering Period.

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(b) Stockholder Rights. A Participant shall not be a stockholder or have any rights as a stockholder with respect to shares of Stock subject to the Participant’s ESPP Options under the Plan until the shares of Stock are purchased pursuant to the ESPP Options and such shares of Stock are transferred into the Participant’s name on the Company’s books and records. No adjustment will be made for dividends or other rights for which the record date is prior to such time. Following purchase of shares of Stock under the Plan and transfer of such shares of Stock into the Participant’s name on the Company’s books and records, a Participant shall become a stockholder with respect to the shares of Stock purchased during such Offering Period (or, if applicable, Purchase Period) and, except as otherwise provided in Section 10(c), shall thereupon have all dividend, voting, and other ownership rights incident thereto.

(c) Sales of Plan Shares. The Administrator shall have the right to require any or all of the following with respect to shares of Stock purchased under the Plan:

(i) that a Participant may not request that all or part of the shares of Stock be reissued in the Participant’s own name and shares be delivered to the Participant until two (2) years (or such shorter period of time as the Administrator may designate) have elapsed since the Offering Date of the Offering Period in which the shares were purchased and one (1) year has elapsed since the day the shares were purchased (the “Holding Period”);

(ii) that all sales of shares of Stock during the Holding Period applicable to such purchased shares be performed through a licensed broker acceptable to the Company; and

(iii) that Participants abstain from selling or otherwise transferring shares of Stock purchased pursuant to the Plan for a period lasting up to two (2) years from the date the shares of Stock were purchased pursuant to the Plan.

Any Participant who sells or otherwise transfers shares of Stock purchased under the Plan within two (2) years after the beginning of the Offering Period in which the shares were purchased or within one (1) year from the date the shares of Stock were purchased must, within ten (10) days of such transfer, notify the Company in writing of such transfer.

11. Deemed Cancellation or Termination of Participation

(a) Termination of Employment Other than Death. In the event a Participant who holds outstanding ESPP Options to purchase shares of Stock under the Plan experiences a Termination of Employment for any reason other than death prior to the last Trading Day of the Offering Period, the Participant’s outstanding ESPP Options to purchase shares of Stock under the Plan shall automatically terminate, and the Administrator shall refund in cash the Participant’s Account balance as soon as practicable thereafter.

(b) Death. In the event of the death of a Participant while the Participant holds outstanding ESPP Options to purchase shares of Stock under the Plan, the legal representatives of such Participant’s estate (or, if the Administrator permits a beneficiary designation, the beneficiary or beneficiaries most recently designated by the Participant prior to his or her death) may, within three (3) months after the Participant’s death (but no later than the last Trading Day of the Offering Period (or if an Offering Period has multiple Purchase Periods, the last Trading Day of the then-current Purchase Period)) by written notice to the Company (or the Company’s designee), elect one of the following alternatives:

(i) The Participant’s outstanding ESPP Options shall be reduced to the number of shares of Stock that may be purchased, as of the last day of the Offering Period (or if an Offering Period has multiple Purchase Periods, the last Trading Day of the then-current Purchase Period), with the amount then credited to the Participant’s Account; or

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(ii) The Participant’s ESPP Options to purchase shares of Stock under the Plan shall automatically terminate, and the Administrator shall refund in cash, to the Participant’s legal representatives, the Participant’s Account balance as soon as practicable thereafter.

In the event the Participant’s legal representatives (or, if applicable, beneficiary or beneficiaries) fail to deliver such written notice to the Company (or the Company’s designee) within the prescribed period, the alternative in Section 11(b)(ii) shall apply.

(c) Other Termination of Participation. If a Participant ceases to be eligible to participate in the Plan for any reason, the Administrator shall refund in cash the affected Participant’s Account balance as soon as practicable thereafter. Once terminated, participation may not be reinstated for the then-current Offering Period, but, if otherwise eligible, the Eligible Employee may elect to participate in a subsequent Offering Period in accordance with Section 5.

12. Changes in Capitalization

(a) Changes in Stock. If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares that may be purchased under the Plan (including, for the avoidance of doubt, the numerical limits of Sections 3(a) and 9(b)) shall be adjusted proportionately and accordingly by the Administrator. In addition, the number and kind of shares for which ESPP Options are outstanding shall be similarly adjusted so that the proportionate interest of a Participant immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding ESPP Options shall not change the aggregate Purchase Price payable by a Participant with respect to shares subject to such ESPP Options but shall include a corresponding proportionate adjustment in the Purchase Price per share. Notwithstanding the foregoing, in the event of a spin-off that results in no change in the number of outstanding shares of Stock, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares for which ESPP Options are outstanding under the Plan and (ii) the Purchase Price per share.

(b) Reorganization in Which the Company Is the Surviving Corporation. Subject to Section 12(c), if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, all outstanding ESPP Options under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such ESPP Options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such ESPP Options immediately prior to such reorganization, merger, or consolidation.

(c) Reorganization in Which the Company Is Not the Surviving Corporation; Change in Control. Upon any dissolution or liquidation of the Company, or upon a merger, consolidation, or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a Change in Control, the Plan and all ESPP Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the ESPP Options theretofore granted, or for the substitution for such ESPP Option of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and purchase prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Offering Period and the Purchase Period shall be deemed to have ended on the last Trading Day prior to such termination, and in accordance with Section 9, the ESPP Options of each Participant then outstanding shall be deemed to be automatically exercised on such last Trading Day. The Administrator shall send written notice of an event that will result in such a termination to all Participants at least five (5) days prior to the date upon which the Plan will be terminated.

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(d) Adjustments. Adjustments under this Section 12 related to stock or securities of the Company shall be made by the Administrator, whose determination in that respect shall be final, binding, and conclusive.

(e) No Limitations on Company. The grant of an ESPP Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

13. Term; Amendment, Suspension, and Termination of the Plan

(a) Term. The Plan shall be effective as of the Effective Date. The Plan shall, without further action of the Board, terminate on the first to occur of (i) the day before the tenth (10th) anniversary of the Effective Date, (ii) the date on which all shares of Stock reserved for issuance under the Plan pursuant to Section 3 have been issued, (iii) the date determined in accordance with Section 12, and (iv) the date determined in accordance with Section 13(b).

(b) Amendment, Suspension, and Termination of the Plan. The Administrator may, at any time and from time to time, amend, suspend, or terminate the Plan or an Offering Period under the Plan; provided, however, that no amendment, suspension, or termination shall, without the consent of the Participant, materially impair any rights of a Participant that have vested at the time of such amendment, suspension, or termination. Without approval of the stockholders of the Company, no amendment shall be made (i) increasing the number of shares reserved for issuance under the Plan pursuant to Section 3 (except as provided in Section 12) or (ii) changing the eligibility requirements for participating in the Plan.

14. General Provisions

(a) Withholding of Taxes. To the extent that a Participant recognizes ordinary income in connection with a sale or other transfer of any shares of Stock purchased under the Plan, the Company may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the Participant or from shares that would otherwise be issued to the Participant under the Plan.

(b) ESPP Options Not Transferable or Assignable. A Participant’s ESPP Options under the Plan may not be sold, pledged, assigned, or transferred in any manner, whether voluntarily, by operation of law, or otherwise. If a Participant sells, pledges, assigns, or transfers his or her ESPP Options in violation of this Section 14(b), such ESPP Options shall immediately terminate, and the Participant shall immediately receive a refund of the amount then credited to the Participant’s Account. Any payment of cash or issuance of shares of Stock under the Plan may be made only to the Participant (or, in the event of the Participant’s death, to the Participant’s estate or, if the Administrator permits a beneficiary designation, the beneficiary or beneficiaries most recently designated by the Participant prior to his or her death). During a Participant’s lifetime, only such Participant may exercise his or her ESPP Options under the Plan.

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(c) No Right to Continued Employment. Neither the Plan nor any ESPP Option to purchase Stock under the Plan confers upon any Eligible Employee or Participant any right to continued employment with the Company or any of its Subsidiaries, nor will a Participant’s participation in the Plan restrict or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the Participant’s employment at any time.

(d) No Interest on Payments. No interest shall be paid on sums withheld from a Participant’s pay or otherwise contributed for the purchase of shares of Stock under the Plan unless otherwise determined necessary by the Administrator.

(e) Governmental Regulation. The Company’s obligation to issue, sell, and deliver shares of Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance, or sale of such shares.

(f) Rule 16b-3. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Securities Exchange Act of 1934, as amended. If any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void to the extent permitted by applicable law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated in the Plan, such provision (other than one relating to eligibility requirements or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

(g) Payment of Plan Expenses. The Company shall bear all costs of administering and carrying out the Plan.

(h) Application of Funds. All funds received or held by the Company under the Plan may be used for any corporate purpose until applied to the purchase of Stock and/or refunded to Participants. Participants’ Accounts need not be segregated.

(i) Governing Law. The validity and construction of the Plan and the ESPP Options granted hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware (other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the ESPP Options granted under the Plan to the substantive laws of any other jurisdiction), except to the extent superseded by applicable U.S. federal laws.

* * *

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To record adoption of the Plan by the Board as of January 9, 2021 and approval of the Plan by the Company’s stockholders as of March 4, 2021, the Company has caused its authorized officer to execute the Plan.

BEYOND AIR, INC.

By:
Name:
Title:

Signature Page to the
Beyond Air, Inc. 2021 Employee Stock Purchase Plan

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Beyond Air, Inc. 2021 Employee Stock Purchase Plan

Sub-Plan for Participants in Ireland

1.	Application. This Sub-Plan for Participants in Ireland (the “Sub-Plan”) sets forth additional terms and conditions applicable to rights granted to, and shares of Stock purchased by, Eligible Employees who are (or are deemed to be) residents of Ireland for purposes of the payment of taxes or who exercise all of their employment duties in Ireland, and forms and integral part of the Plan. The Company will, in its discretion, determine the extent to which the terms and conditions in this Sub-Plan apply to a Participant.

The Plan and this Sub-Plan are complementary to each other and shall be deemed as one. In any case of contradiction with respect to ESPP Options granted to Eligible Employees, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions set out in this Sub-Plan shall prevail.

2.	No Obligation to Continue Employment Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or any Enrollment Form to continue the Participant’s employment with the Company or a Subsidiary, and neither the Plan nor any Enrollment Form shall interfere in any way with the right of the Company or any Subsidiary to terminate the Participant’s employment with the Company or a Subsidiary at any time. Nothing in the Plan or any Enrollment Form (including, but not limited to, the issuance of the shares of Stock in respect of the Participant’s ESPP Option) or any covenant of good faith and fair dealing that may be found implicit in the Plan or any Enrollment Form shall: (i) constitute any promise or commitment by the Company or a Subsidiary regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of service or affiliation; (ii) confer any right or benefit under the Plan or any Enrollment Form unless such right or benefit has specifically accrued under the terms of the Plan or Enrollment Form. The grant of an ESPP Option to a Participant shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. By participating in the Plan, a Participant waives all rights to compensation for any loss in relation to the Plan, including: any loss of profit; any loss or reduction of any rights or expectations under the Plan in any circumstances or for any reason (including lawful or unlawful termination of the Participant’s employment with the Company or a Subsidiary); any exercise of a discretion or a decision taken in relation to the Plan, or any failure to exercise a discretion or take a decision; or the operation, suspension, termination or amendment of the Plan.

3.	Data Privacy Consent.

a.	By accepting the grant of an ESPP Option, a Participant acknowledges that his or her Personal Data will be processed and disclosed as follows:

i.	by the Company or any Subsidiary which has employed the Participant as they are required to collect, process and utilize certain Personal Data pertaining to the Participant for purposes directly relevant to the ESPP Option issued to the Participant, and to disclose or transfer such information to other Subsidiaries and, if necessary, a third party (including any broker, registrar or administrator) for the purpose of administering the Plan;

ii.	by the Company or any Subsidiary which has employed the Participant and any such third party so that they may utilize such information for the purpose of administering the Plan, provided that such information shall be kept confidential and shall not be used by any of them for any purposes not related to the administration of the Plan;

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iii.	by the Company and any Subsidiary which has employed the Participant and any such third party (any of which may be located in the European Union (“EU”) or outside of the EU) so that they may transfer the Personal Data pertaining to the Participant in the EU or outside of the EU for the purpose of administering the Plan (in which case the transfer shall be governed by “model contract clauses” or equivalent measures required under EU data protection laws); and

iv.	by and to any future purchaser of the Company or Subsidiary which has employed the Participant, or any future purchaser of their respective undertakings or any parts thereof, for the purpose of administering the Plan and/or confirming the Participant’s entitlement to an ESPP Option and/or any shares of Stock where such entitlement is relevant to such purchase.

b.	Each Participant acknowledges that the purposes described in sub-paragraph (a) above are necessary for the performance of the Plan or are otherwise necessary for the legitimate interests of the Company or any Subsidiary which has employed the Participant in connection with the administration of the Plan. Should the Participant exercise any data subject rights in relation to his or her Personal Data, such as the right of objection or erasure, the Participant acknowledges that it may no longer be possible to administer the Plan in respect of the Participant. In that case the Participant’s ESPP Option may lapse and the Participant shall be deemed to have waived (without any right to compensation) any right to shares of Stock under the Plan.

c.	Each Participant shall be provided with the information regarding the following by the Company or any Subsidiary which has employed the Participant to the extent that they are acting as controllers of the Participant’s Personal Data (save where the Participant already has the information):

i.	the purpose of the collection and use of the Personal Data pertaining to the Participant;

ii.	the information to be collected and used;

iii.	the period and method of retention and use of the personal information or other relevant information pertaining to the Participant;

iv.	details of any third parties to whom their information is disclosed or transferred including the purpose of such disclosure or transfer and, where applicable, the safeguards applied to any transfers of data outside of the EU;

v.	the rights of the Participant in respect of access to, rectification and deletion of their information and any related disadvantages;

vi.	where applicable, the contact details of the data protection officer of the relevant controller; and

vii.	the right to complain to the relevant data protection supervisory authority.

In this section, “Personal Data” has the same meaning as in the EU General Data Protection Regulation 2016/679 or any equivalent legislation in any non-EU jurisdiction.

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APPENDIX C

SECOND CERTIFICATE OF AMENDMENT

SECOND CERTIFICATE OF AMENDMENT OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

BEYOND AIR, INC.

Beyond Air, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware hereby certifies as follows:

1. The name of the Corporation is Beyond Air, Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 28, 2015. The original Certificate of Incorporation was amended and restated and filed with the Secretary of State of the State of Delaware effective January 13, 2017 (the “Amended and Restated Certificate of Incorporation”). A Certificate of Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware effective June 26, 2019.

2. The Amended and Restated Certificate of Incorporation, as amended, is hereby further amended by deleting in its entirety Article VII thereof and replacing therewith with the following new Article VII:

“VII.

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the Company; (B) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders; (C) any action asserting a claim against the Company arising pursuant to any provision of the DGCL, the Amended and Restated Certificate of Incorporation or the Bylaws of the Company; or (D) any action asserting a claim against the Company governed by the internal affairs doctrine. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States shall be the exclusive forum for the resolution of any claim arising under the Securities Act of 1933, as amended. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article VII.”

3. The Board of Directors of the Corporation has duly adopted resolutions (i) declaring this Second Certificate of Amendment to be advisable, (ii) adopting and approving this Second Certificate of Amendment, (iii) directing that this Second Certificate of Amendment be submitted to the stockholders of the Corporation for their approval at the 2021 annual meeting of the stockholders of the Corporation and (iv) recommending to the stockholders of the Corporation that this Second Certificate of Amendment be approved.

4. This Second Certificate of Amendment was submitted to and duly adopted and approved by the stockholders of the Corporation at the 2021 annual meeting of the stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law.

5. This Second Certificate of Amendment has been duly authorized, adopted and approved by the Corporation’s Board of Directors in accordance with the provisions of Sections 141 and 242 of the Delaware General Corporation Law.

6. This Second Certificate of Amendment shall be effective upon its filing with the Secretary of State of the State of Delaware.

[signature page follows]

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IN WITNESS WHEREOF, Beyond Air, Inc. has caused this Second Certificate of Amendment to be signed by a duly authorized officer of the Corporation on _______________, 2021.

BEYOND AIR, INC.

Steven Lisi
Chief Executive Officer

[Signature Page to Second Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Beyond Air, Inc.]

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Beyond Air™
The Magic of Breathing

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

DETACH AND RETURN THIS PORTION ONLY

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| **1.** To elect seven directors, each to hold office until the 2022 Annual Meeting of Stockholders and until his or her successor is elected and qualified; | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees**

01) Steven A. Lisi
02) Amir Avniel
03) Ron Bentsur
04) Robert F. Carey
05) Dr. William Forbes
06) Yoori Lee
07) Erick J. Lucera

**The Board of Directors recommends you vote FOR the following proposals:**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

0000478388_1 R1.0.0.147

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com

BEYOND AIR, INC.

PROXY STATEMENT

FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

The stockholder(s) hereby appoint(s) Steven Lisi and Adam Newman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Beyond Air, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

**Continued and to be signed on reverse side**

0000478388_2 R1.0.0.147